UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 16

A world of investing.[SM]

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/16

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
12/15
3/16

Note: 25/75 → 25% the S&P 500 Index, 75% the Barclays U.S. Aggregate Bond Index; 60/40 → 60% the S&P 500 Index, 40% the Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the six-month reporting period ended March 31, 2016?

It was another period of two distinct halves. The first half of the reporting period coincided with the fourth calendar quarter of 2015, a period when global equity markets performed relatively well, particularly in the United States. Global stocks had rebounded from the previous quarter’s downturn, as solid U.S. economic growth and diminishing fears of an economic hard landing in China buoyed major index returns. A significant decline in oil prices during the period had a dampening effect on global markets, however, as energy-related stocks make up a significant portion of many equity indexes.

The U.S. economy’s ongoing resilience prompted the Federal Reserve to hike short-term interest rates in mid-December by 25 basis points to 0.25%, but the major equity indexes still ended in positive territory for the first half of the six-month reporting period. Fixed-income markets showed losses during the first three months of the reporting period, with bond prices in both the interest-rate-sensitive and credit-sensitive sides of the market producing negative results, largely as a result of the initial threat and ultimate announcement of the Fed’s first interest-rate hike since 2006.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund	5

The second half of the six-month reporting period saw equities advance only modestly, while fixed income rallied somewhat. Both asset classes treaded troubled paths as we entered 2016. Equities sold off dramatically during the early weeks of 2016 amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. By mid-February, however, when energy prices began to recover, equities started to rebound as well. The ongoing easing of monetary policy in the eurozone and Japan also contributed to the equities rally, as did evidence of solid job growth and stable income growth in the U.S. economy, and the Fed softening its tone on the pace of future interest-rate hikes. Fixed-income markets also were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

For the six-month period, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 8.49%. Equities in the international developed markets, as represented by the MSCI EAFE Index [ND], produced more muted but still positive results, returning 2.83% for the period. Emerging-market stocks posted solid gains for the six months, up 6.41% as measured by the MSCI Emerging Markets Index [ND]. On the fixed-income side, the Barclays U.S. Aggregate Bond Index returned 2.44% for the period, while the JPMorgan Developed High Yield Index was up only 0.42%.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the six - month reporting period ended March 31, 2016?

The portfolio performed reasonably well for the semiannual period. The somewhat choppy behavior of fixed-income securities during the past six months — especially

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

within the credit-sensitive side of the bond market — had a moderating, but overall positive effect on the portfolio and its more fixed-income-centric asset allocation strategy. The portfolio’s class A shares absolute return for the six-month period ending March 31, 2016, was 2.31% before sales charge, which was slightly behind the 2.44% return of the fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index.

Given that the portfolio is invested in both fixed-income and equity securities, a more objective measure of its relative performance may be found in its secondary benchmark, the Putnam Conservative Blended Benchmark, a composite measure of 70% in rate-sensitive and credit-sensitive fixed-income instruments and 30% in U.S. and international stocks. The fund underper-formed this secondary benchmark, which returned 3.66% for the semiannual period.

What factors influenced the fund’s performance during the reporting period?

Generally speaking, positive returns in the credit-sensitive and interest-rate-sensitive segments of the fixed-income market helped counterbalance the volatility in stocks. During the past six months, we continued to keep the portfolio’s asset allocations fairly close to neutral compared with the allocations represented in its secondary benchmark. Given our expectation for heightened volatility, it was our view that a more tactical approach to asset allocation would be prudent. An exception to this neutral positioning was a slight underweight to rate-sensitive fixed-income securities, which detracted from the portfolio’s results in an environment of

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund	7

relatively strong performance in that segment of the bond market.

In general, we continue to pursue a more tactical approach in managing the portfolio, as we believe that active management of the individual securities within its asset classes will yield better results. During the reporting period, some of our active implementation strategies worked, and some did not. Overall, the biggest detractor for the portfolio was within the large-cap equity space, where we employ a quantitative methodology to identify what we believe will be solid performing stocks. That quantitative strategy worked well in the first half of the period, but during the first quarter of 2016, the portfolio’s large-cap equity performance lagged that of the Russell 3000 Index, which is a component of the fund’s secondary benchmark.

How did you use derivatives during the period?

During the period, we used forward currency contracts in an effort to mitigate foreign exchange risk and to increase the fund’s exposure to currencies.

What is your investment outlook as we move deeper into 2016?

Looking forward, our view continues to be that the market will experience lower asset class returns than those in recent history and that heightened volatility will persist. We believe the global macroeconomic headwinds of the recent past will likely remain with us throughout 2016. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Conservative Fund

trajectory. For these reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the seven-year rally in equities is getting long in the tooth, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities — by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

In the high-yield bond space, where our neutral positioning during the period constrained our participation in the high-yield rally that took place late in the period, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we expect to maintain a neutral positioning in this space for the time being. We continue to hold positions in rate-sensitive fixed income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as equities and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe the current rate environment in the United States is relatively attractive, and could improve further if yield-starved global investors continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund	9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations —reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10 Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.85%	5.56%	5.56%	5.56%	5.05%	5.05%	5.31%	5.14%	5.67%	6.13%	6.14%	6.12%

10 years	59.62	50.44	51.00	51.00	48.43	48.43	52.02	46.70	57.61	64.82	65.12	64.41
Annual average	4.79	4.17	4.21	4.21	4.03	4.03	4.28	3.91	4.65	5.12	5.14	5.10

5 years	30.89	23.36	26.13	24.13	25.99	25.99	27.50	23.04	29.37	32.86	33.10	32.53
Annual average	5.53	4.29	4.75	4.42	4.73	4.73	4.98	4.23	5.29	5.85	5.89	5.79

3 years	15.70	9.05	13.11	10.19	13.05	13.05	13.96	9.97	14.90	16.87	16.91	16.60
Annual average	4.98	2.93	4.19	3.29	4.17	4.17	4.45	3.22	4.74	5.33	5.35	5.25

1 year	–1.41	–7.07	–2.24	–6.81	–2.22	–3.14	–1.99	–5.42	–1.72	–1.09	–1.13	–1.26

6 months	2.31	–3.58	1.84	–2.94	1.77	0.81	1.99	–1.58	2.12	2.46	2.39	2.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Conservative Fund	11

Comparative index returns For periods ended 3/31/16

			Lipper Mixed-Asset
	Barclays	Putnam	Target Allocation
	U.S. Aggregate	Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	5.60%	—†	5.30%

10 years	61.28	73.46%	48.85
Annual average	4.90	5.66	4.00

5 years	20.37	32.26	21.38
Annual average	3.78	5.75	3.91

3 years	7.69	14.82	8.18
Annual average	2.50	4.71	2.63

1 year	1.96	0.77	–1.73

6 months	2.44	3.66	2.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 369, 351, 327, 271, 190, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.096		$0.058	$0.060	$0.072		$0.083	$0.112	$0.115	$0.108

Capital gains	—		—	—	—		—	—	—	—

Long-term gains	0.440		0.440	0.440	0.440		0.440	0.440	0.440	0.440

Short-term gains	0.140		0.140	0.140	0.140		0.140	0.140	0.140	0.140

Total	$0.676		$0.638	$0.640	$0.652		$0.663	$0.692	$0.695	$0.688

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/15	$10.46	$11.10	$10.39	$10.35	$10.35	$10.73	$10.73	$10.49	$10.50	$10.50

3/31/16	10.02	10.63	9.94	9.89	9.90	10.26	10.29	10.05	10.05	10.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Conservative Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15	1.03%	1.78%	1.78%	1.53%	1.28%	0.74%	0.67%	0.78%

Annualized expense ratio for the
six-month period ended 3/31/16	1.04%	1.79%	1.79%	1.54%	1.29%	0.73%	0.66%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.26	$9.03	$9.03	$7.78	$6.52	$3.69	$3.34	$4.00

Ending value (after expenses)	$1,023.10	$1,018.40	$1,017.70	$1,019.90	$1,021.20	$1,024.60	$1,023.90	$1,023.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.25	$9.02	$9.02	$7.77	$6.51	$3.69	$3.34	$3.99

Ending value (after expenses)	$1,019.80	$1,016.05	$1,016.05	$1,017.30	$1,018.55	$1,021.35	$1,021.70	$1,021.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Conservative Fund 15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 17

The fund’s portfolio 3/31/16 (Unaudited)

COMMON STOCKS (38.2%)*	Shares	Value

Basic materials (1.5%)
Aceto Corp. S	1,401	$33,008

Amcor, Ltd. (Australia)	29,069	319,759

American Vanguard Corp.	5,770	91,051

Andersons, Inc. (The)	1,264	39,702

Asahi Kasei Corp. (Japan)	14,000	94,652

Axalta Coating Systems, Ltd. †	21,500	627,800

BASF SE (Germany)	12,446	938,465

Beacon Roofing Supply, Inc. †	2,340	95,963

Bemis Co., Inc.	234	12,117

BHP Billiton, Ltd. (Australia)	9,227	119,250

Cabot Corp.	4,468	215,938

Cambrex Corp. †	1,935	85,140

Chicago Bridge & Iron Co. NV	1,854	67,838

CIMIC Group, Ltd. (Australia)	5,021	133,786

Continental Building Products, Inc. †	5,214	96,772

Domtar Corp.	1,696	68,688

Ems-Chemie Holding AG (Switzerland)	598	309,423

Evonik Industries AG (Germany)	8,001	239,856

Fortescue Metals Group, Ltd. (Australia)	97,498	190,580

Glencore PLC (United Kingdom)	111,667	251,329

Golden Agri-Resources, Ltd. (Singapore)	226,300	68,838

Graphic Packaging Holding Co.	41,860	537,901

Hitachi Chemical Co., Ltd. (Japan)	3,800	68,373

Incitec Pivot, Ltd. (Australia)	86,867	212,415

Innophos Holdings, Inc.	1,125	34,774

Innospec, Inc.	1,467	63,609

KapStone Paper and Packaging Corp.	3,554	49,223

Kraton Performance Polymers, Inc. †	1,472	25,466

Kuraray Co., Ltd. (Japan)	10,400	127,153

LSB Industries, Inc. † S	2,233	28,471

LyondellBasell Industries NV Class A	42,800	3,662,824

Minerals Technologies, Inc.	1,568	89,141

Mitsubishi Chemical Holdings Corp. (Japan)	15,400	80,390

Mitsubishi Gas Chemical Co., Inc. (Japan)	17,000	91,537

Mitsubishi Materials Corp. (Japan)	77,000	217,566

Mondi PLC (South Africa)	6,039	115,291

Newcrest Mining, Ltd. (Australia) †	9,002	117,032

Nippon Paint Holdings Co., Ltd. (Japan)	2,800	62,123

Nippon Steel & Sumitomo Metal Corp. (Japan)	5,600	107,577

Nitto Denko Corp. (Japan)	2,300	127,870

Oji Holdings Corp. (Japan)	10,000	40,162

Orion Engineered Carbons SA (Luxembourg)	3,507	49,519

Patrick Industries, Inc. †	2,654	120,465

Reliance Steel & Aluminum Co.	6,000	415,140

Rio Tinto PLC (United Kingdom)	1,045	29,489

Royal Boskalis Westminster NV (Netherlands)	3,972	155,643

18 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Basic materials cont.
Sealed Air Corp.	25,100	$1,205,051

Sherwin-Williams Co. (The)	70	19,927

Sonoco Products Co.	210	10,200

Stora Enso OYJ Class R (Finland)	14,584	130,032

Sumitomo Metal Mining Co., Ltd. (Japan)	10,000	99,294

ThyssenKrupp AG (Germany)	6,657	138,318

Trex Co., Inc. †	567	27,176

U.S. Concrete, Inc. †	1,443	85,974

UPM-Kymmene OYJ (Finland)	19,997	360,682

voestalpine AG (Austria)	3,744	124,792

Yara International ASA (Norway)	4,021	150,901

13,081,456
Capital goods (2.5%)
ABB, Ltd. (Switzerland)	3,252	63,346

ACS Actividades de Construccion y Servicios SA (Spain)	7,158	212,438

Airbus Group SE (France)	1,761	116,853

Allegion PLC (Ireland)	7,600	484,196

Allison Transmission Holdings, Inc.	47,898	1,292,288

Altra Industrial Motion Corp.	2,307	64,088

American Axle & Manufacturing Holdings, Inc. †	4,350	66,947

AptarGroup, Inc.	106	8,311

Argan, Inc.	2,737	96,233

Avery Dennison Corp.	480	34,613

AZZ, Inc.	890	50,374

B/E Aerospace, Inc.	12,900	594,948

BAE Systems PLC (United Kingdom)	11,627	84,740

Berry Plastics Group, Inc. †	2,745	99,232

Boeing Co. (The)	36,322	4,610,715

BWX Technologies, Inc.	9,978	334,862

Canon, Inc. (Japan)	400	11,924

Carlisle Cos., Inc.	3,700	368,150

Chase Corp.	742	39,022

Cooper-Standard Holding, Inc. †	1,318	94,685

Crown Holdings, Inc. †	40,748	2,020,693

Cubic Corp.	2,414	96,463

Douglas Dynamics, Inc.	1,166	26,713

Dycom Industries, Inc. † S	2,931	189,548

General Dynamics Corp.	5,021	659,609

Hitachi High-Technologies Corp. (Japan)	2,700	76,050

Hyster-Yale Materials Handling, Inc.	564	37,562

IDEX Corp.	4,300	356,384

JTEKT Corp (Japan)	6,800	88,214

Kadant, Inc.	1,713	77,359

KBR, Inc.	25,900	400,932

Kone OYJ Class B (Finland)	3,465	166,370

Leggett & Platt, Inc.	13,500	653,400

Littelfuse, Inc.	747	91,963

Lockheed Martin Corp.	29	6,424

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (38.2%)* cont.	Shares	Value

Capital goods cont.
MAN SE (Germany)	524	$56,717

MasTec, Inc. †	7,534	152,488

Matrix Service Co. †	2,269	40,161

Miller Industries, Inc.	1,990	40,357

Mitsubishi Electric Corp. (Japan)	46,000	482,092

MSA Safety, Inc.	718	34,715

NN, Inc.	3,925	53,694

Northrop Grumman Corp.	1,331	263,405

Orbital ATK, Inc.	7,639	664,135

OSRAM Licht AG (Germany)	4,418	226,850

Owens-Illinois, Inc. †	2,780	44,369

Raytheon Co.	10,073	1,235,252

Rexam PLC (United Kingdom)	6,595	59,983

Roper Technologies, Inc.	7,000	1,279,390

Schindler Holding AG (Switzerland)	1,289	236,870

Spirit AeroSystems Holdings, Inc. Class A †	12,600	571,536

Standex International Corp.	850	66,139

Stoneridge, Inc. †	4,501	65,535

Sumitomo Heavy Industries, Ltd. (Japan)	15,000	61,975

Tenneco, Inc. †	921	47,441

Tetra Tech, Inc.	4,727	140,959

Thales SA (France)	1,687	147,747

Trinseo SA †	5,424	199,657

Vinci SA (France)	12,471	926,064

Wabash National Corp. †	7,992	105,494

Waste Connections, Inc.	18,000	1,162,620

Waste Management, Inc.	1,096	64,664

22,105,958
Communication services (1.6%)
AT&T, Inc.	1,135	44,458

BT Group PLC (United Kingdom)	89,041	560,811

CalAmp Corp. †	4,329	77,619

Cincinnati Bell, Inc. †	27,739	107,350

Cogent Communications Holdings, Inc.	1,795	70,059

Deutsche Telekom AG (Germany)	25,104	450,350

Eutelsat Communications SA (France)	5,650	182,206

Frontier Communications Corp.	12,788	71,485

HKT Trust & HKT, Ltd. (Units) (Hong Kong)	18,000	24,782

IDT Corp. Class B	1,801	28,078

Inteliquent, Inc.	3,624	58,165

InterDigital, Inc./PA	1,409	78,411

Juniper Networks, Inc.	86,343	2,202,610

KDDI Corp. (Japan)	11,300	301,815

NeuStar, Inc. Class A † S	1,891	46,519

Nippon Telegraph & Telephone Corp. (Japan)	10,600	456,607

NTT DoCoMo, Inc. (Japan)	18,500	419,577

Orange SA (France)	29,798	520,660

Rogers Communications, Inc. Class B (Canada)	720	28,828

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Communication services cont.
ShoreTel, Inc. †	4,970	$36,977

Sky PLC (United Kingdom)	47,647	698,254

Spark New Zealand, Ltd. (New Zealand)	3,455	8,717

Spok Holdings, Inc.	2,244	39,292

Telenor ASA (Norway)	11,728	189,414

Telstra Corp., Ltd. (Australia)	83,291	340,303

Ubiquiti Networks, Inc. † S	869	28,912

Verizon Communications, Inc.	125,732	6,799,587

Vodafone Group PLC (United Kingdom)	75,676	241,209

14,113,055
Conglomerates (0.1%)
Bouygues SA (France)	1,467	59,689

Siemens AG (Germany)	5,872	622,384

682,073
Consumer cyclicals (6.1%)
Adecco SA (Switzerland)	5,943	385,560

Amazon.com, Inc. †	4,100	2,433,924

Aristocrat Leisure, Ltd. (Australia)	29,625	233,903

Automatic Data Processing, Inc.	1,032	92,581

AutoZone, Inc. †	97	77,279

Big Lots, Inc.	1,366	61,866

Boral, Ltd. (Australia)	31,834	150,807

Brunswick Corp. S	1,514	72,642

CaesarStone Sdot-Yam, Ltd. (Israel) †	2,354	80,860

Caleres, Inc.	2,795	79,071

Carter’s, Inc.	13,700	1,443,706

CEB, Inc.	509	32,948

Cedar Fair LP	1,420	84,419

Children’s Place, Inc. (The)	1,017	84,889

Cie Generale des Etablissements Michelin (France)	3,548	362,207

Clorox Co. (The)	11,953	1,506,795

Coach, Inc.	1,882	75,449

Continental AG (Germany)	1,272	289,486

Cooper Tire & Rubber Co.	2,739	101,398

Copart, Inc. †	238	9,703

Dai Nippon Printing Co., Ltd. (Japan)	69,000	613,088

Deluxe Corp.	2,671	166,911

Diamond Resorts International, Inc. †	1,913	46,486

Dillards, Inc. Class A	867	73,617

Discovery Communications, Inc. Class A † S	122,317	3,501,936

Dolby Laboratories, Inc. Class A	128	5,563

Dollar General Corp.	1,087	93,047

DSW, Inc. Class A	2,228	61,582

Ecolab, Inc.	109	12,156

Ennis, Inc.	2,440	47,702

Entravision Communications Corp. Class A	9,465	70,420

Ethan Allen Interiors, Inc.	2,996	95,333

Express, Inc. †	5,000	107,050

Fiat Chrysler Automobiles NV (Italy)	37,437	300,321

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Flight Centre Travel Group, Ltd. (Australia) S	7,362	$243,962

Fuji Heavy Industries, Ltd. (Japan)	18,100	639,278

G&K Services, Inc. Class A	1,064	77,938

G-III Apparel Group, Ltd. †	2,573	125,794

Gartner, Inc. †	168	15,011

Global Payments, Inc.	25,300	1,652,090

GNC Holdings, Inc. Class A	1,903	60,420

Goodyear Tire & Rubber Co. (The)	1,397	46,073

Gray Television, Inc. †	7,266	85,158

Hino Motors, Ltd. (Japan)	7,400	80,020

Home Depot, Inc. (The)	44,001	5,871,053

Honda Motor Co., Ltd. (Japan)	1,300	35,646

Hyatt Hotels Corp. Class A †	195	9,651

ICF International, Inc. †	3,463	119,023

Industria de Diseno Textil SA (Inditex) (Spain)	9,580	321,409

Industrivarden AB Class A (Sweden)	23,383	435,696

ISS A/S (Denmark)	1,110	44,445

ITV PLC (United Kingdom)	173,958	600,388

John Wiley & Sons, Inc. Class A	115	5,622

KAR Auction Services, Inc.	18,600	709,404

Kia Motors Corp. (South Korea)	3,434	145,035

Kingfisher PLC (United Kingdom)	124,623	672,587

Lagardere SCA (France)	15,090	400,232

Landauer, Inc.	2,114	69,910

Lear Corp.	13,700	1,523,029

Liberty Interactive Corp. Class A †	33,300	840,825

Liberty Media Corp. Class A †	14,468	558,899

Lions Gate Entertainment Corp.	4,057	88,645

Live Nation Entertainment, Inc. †	1,533	34,201

Lowe’s Cos., Inc.	60,479	4,581,284

Malibu Boats, Inc. Class A †	1,874	30,734

Marcus Corp. (The)	2,377	45,044

Marks & Spencer Group PLC (United Kingdom)	63,648	370,011

Marriott Vacations Worldwide Corp.	1,041	70,268

Masco Corp.	57,300	1,802,085

Mazda Motor Corp. (Japan)	19,300	299,502

MCBC Holdings, Inc. †	3,288	46,295

MGM China Holdings, Ltd. (Hong Kong)	49,600	75,832

MSG Networks, Inc. Class A †	9,049	156,457

Namco Bandai Holdings, Inc. (Japan)	1,900	41,429

National CineMedia, Inc.	5,091	77,434

News Corp. Class A	42,100	537,617

News Corp. Class B	313	4,147

Nexstar Broadcasting Group, Inc. Class A	963	42,632

Next PLC (United Kingdom)	1,341	103,675

NIKE, Inc. Class B	32,691	2,009,516

Nissan Motor Co., Ltd. (Japan)	5,700	52,748

O’Reilly Automotive, Inc. †	183	50,080

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Omnicom Group, Inc.	33	$2,747

Oxford Industries, Inc.	850	57,146

Pandora A/S (Denmark)	301	39,251

Penn National Gaming, Inc. †	6,833	114,043

Peugeot SA (France) †	2,157	36,906

PGT, Inc. †	10,619	104,491

Pitney Bowes, Inc.	2,521	54,302

ProSiebenSat.1 Media SE (Germany)	2,553	131,203

Quanta Services, Inc. †	37,200	839,232

RE/MAX Holdings, Inc. Class A	3,058	104,889

Regal Entertainment Group Class A S	5,089	107,581

Renault SA (France)	1,069	106,075

Scotts Miracle-Gro Co. (The) Class A	4,009	291,735

Securitas AB Class B (Sweden)	21,529	356,350

ServiceMaster Global Holdings, Inc. †	14,088	530,836

Shimamura Co., Ltd. (Japan)	1,400	174,775

Sinclair Broadcast Group, Inc. Class A	2,091	64,298

Sirius XM Holdings, Inc. †	370,744	1,464,439

Six Flags Entertainment Corp.	10,900	604,841

SJM Holdings, Ltd. (Hong Kong)	128,000	91,413

Smith & Wesson Holding Corp. †	5,940	158,123

Steven Madden, Ltd. †	1,825	67,598

Suzuki Motor Corp. (Japan)	2,700	72,235

TABCORP Holdings, Ltd. (Australia)	20,457	67,116

Target Corp.	1,188	97,749

Taylor Wimpey PLC (United Kingdom)	72,091	196,244

Thomson Reuters Corp. (Canada)	456	18,459

Thor Industries, Inc.	2,800	178,556

Toppan Printing Co., Ltd. (Japan)	33,000	276,796

TUI AG (Germany)	9,320	143,866

Twenty-First Century Fox, Inc.	1,905	53,721

Valeo SA (France)	1,851	287,809

Vantiv, Inc. Class A †	874	47,091

Viacom, Inc. Class B	22,900	945,312

Vista Outdoor, Inc. †	679	35,247

Visteon Corp.	9,212	733,183

Volkswagen AG (Preference) (Germany)	753	95,774

Wal-Mart Stores, Inc.	74,057	5,072,164

Wolters Kluwer NV (Netherlands)	8,325	331,659

Wolverine World Wide, Inc.	2,690	49,550

World Fuel Services Corp.	4,968	241,345

WPP PLC (United Kingdom)	6,007	139,985

Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	26,500	91,039

53,440,113
Consumer staples (3.6%)
Altria Group, Inc.	23,878	1,496,195

Ashtead Group PLC (United Kingdom)	11,135	137,279

Avon Products, Inc.	3,819	18,369

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer staples cont.
Bright Horizons Family Solutions, Inc. †	960	$62,189

Brinker International, Inc.	1,783	81,929

British American Tobacco PLC (United Kingdom)	6,251	366,074

Bunge, Ltd.	22,500	1,275,075

Cal-Maine Foods, Inc. S	1,421	73,764

Campbell Soup Co.	23,000	1,467,170

Cheesecake Factory, Inc. (The) S	1,037	55,054

CK Hutchison Holdings, Ltd. (Hong Kong)	1,000	12,981

Coca-Cola Amatil, Ltd. (Australia)	97,767	662,499

Coca-Cola Enterprises, Inc.	28,600	1,451,164

Colgate-Palmolive Co.	938	66,270

Colruyt SA (Belgium)	225	13,108

ConAgra Foods, Inc.	42,100	1,878,502

Constellation Brands, Inc. Class A	540	81,589

Coty, Inc. Class A	1,277	35,539

Dr. Pepper Snapple Group, Inc.	34,300	3,067,106

Edgewell Personal Care Co.	3,200	257,696

Energizer Holdings, Inc.	7,300	295,723

Estee Lauder Cos., Inc. (The) Class A	17,500	1,650,425

Geo Group, Inc. (The) R	7,383	255,969

Grand Canyon Education, Inc. †	2,234	95,481

Heineken Holding NV (Netherlands)	1,199	93,289

Heineken NV (Netherlands)	3,016	273,107

Henkel AG & Co. KGaA (Preference) (Germany)	312	34,384

Hormel Foods Corp.	823	35,587

Imperial Brands PLC (United Kingdom)	18,164	1,005,566

ITOCHU Corp. (Japan)	16,200	199,504

ITT Educational Services, Inc. †	1,201	3,711

J Sainsbury PLC (United Kingdom)	59,009	233,636

Jardine Cycle & Carriage, Ltd. (Singapore)	2,700	80,188

John B. Sanfilippo & Son, Inc.	2,515	173,761

Kao Corp. (Japan)	11,100	592,059

Kerry Group PLC Class A (Ireland)	364	33,902

Kforce, Inc.	3,418	66,924

Koninklijke Ahold NV (Netherlands)	31,732	712,333

Korn/Ferry International	1,855	52,478

Kroger Co. (The)	46,010	1,759,883

Liberty Ventures Ser. A †	12,100	473,352

Lindt & Spruengli AG (Switzerland)	8	49,455

Match Group, Inc. †	434	4,800

McDonald’s Corp.	864	108,588

METRO AG (Germany)	5,732	177,335

Monster Worldwide, Inc. †	11,011	35,896

Nestle SA (Switzerland)	9,294	694,015

Nutraceutical International Corp. †	1,251	30,462

Omega Protein Corp. †	1,535	26,003

On Assignment, Inc. †	1,702	62,838

Papa John’s International, Inc.	850	46,062

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Consumer staples cont.
Paylocity Holding Corp. †	721	$23,606

PepsiCo, Inc.	38,378	3,932,977

Pinnacle Foods, Inc.	1,465	65,456

Reckitt Benckiser Group PLC (United Kingdom)	3,910	377,572

Sanderson Farms, Inc. S	1,318	118,857

Shutterfly, Inc. †	392	18,177

SpartanNash Co.	2,855	86,535

Starbucks Corp.	48,300	2,883,510

Svenska Cellulosa AB SCA Class B (Sweden)	3,483	108,352

Swedish Match AB (Sweden)	12,691	429,731

Sysco Corp.	1,170	54,674

Team Health Holdings, Inc. †	587	24,542

TrueBlue, Inc. †	1,576	41,212

Uni-President Enterprises Corp. (Taiwan)	62,000	108,843

Unilever NV ADR (Netherlands)	7,494	334,720

Unilever PLC (United Kingdom)	5,360	242,032

Vector Group, Ltd.	4,497	102,711

WH Group, Ltd. 144A (Hong Kong) †	392,500	284,356

Woolworths, Ltd. (Australia)	7,558	128,038

31,282,169
Energy (2.2%)
BP PLC (United Kingdom)	93,858	470,253

California Resources Corp.	5,728	5,900

Callon Petroleum Co. †	6,733	59,587

Caltex Australia, Ltd. (Australia)	6,263	163,327

CVR Energy, Inc. S	6,700	174,870

Diamondback Energy, Inc. †	381	29,406

Exxon Mobil Corp.	7,104	593,823

Frank’s International NV (Netherlands)	238	3,922

Gulfport Energy Corp. †	1,151	32,619

Halliburton Co.	49,500	1,768,140

HollyFrontier Corp.	17,100	603,972

Lone Pine Resources Canada, Ltd. (Canada) F†	7,359	74

Lone Pine Resources, Inc. Class A (Canada) F†	7,359	74

Northern Oil and Gas, Inc. †	7,397	29,514

Occidental Petroleum Corp.	65,478	4,480,660

OMV AG (Austria)	20,919	588,258

Questar Corp.	9,600	238,080

Repsol YPF SA (Spain)	5,873	66,100

Royal Dutch Shell PLC Class A (United Kingdom)	17,745	428,088

Royal Dutch Shell PLC Class B (United Kingdom)	16,745	407,834

Schlumberger, Ltd.	71,331	5,260,661

Statoil ASA (Norway)	29,950	469,221

Tesoro Corp.	6,600	567,666

TonenGeneral Sekiyu KK (Japan)	4,000	36,181

Total SA (France)	15,269	694,471

Valero Energy Corp.	23,600	1,513,704

Vestas Wind Systems A/S (Denmark)	7,714	542,067

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (38.2%)* cont.	Shares	Value

Energy cont.
Whiting Petroleum Corp. †	869	$6,935

Woodside Petroleum, Ltd. (Australia)	11,747	233,761

19,469,168
Financials (7.0%)
3i Group PLC (United Kingdom)	100,858	657,711

Access National Corp.	1,613	31,986

AG Mortgage Investment Trust, Inc. R	943	12,325

Ageas (Belgium)	3,637	144,301

Agree Realty Corp. R	1,702	65,476

Allianz SE (Germany)	5,553	902,708

Allied World Assurance Co. Holdings AG	10,175	355,515

Allstate Corp. (The)	34,700	2,337,739

American Capital Agency Corp. R	46,433	865,047

American Equity Investment Life Holding Co.	5,946	99,893

American Financial Group, Inc.	4,267	300,269

Ameriprise Financial, Inc.	13,900	1,306,739

Amtrust Financial Services, Inc.	4,035	104,426

Annaly Capital Management, Inc. R	97,576	1,001,130

Aozora Bank, Ltd. (Japan)	15,000	52,379

Apollo Commercial Real Estate Finance, Inc. R	2,426	39,544

Arbor Realty Trust, Inc. R	9,350	63,300

Arlington Asset Investment Corp. Class A	1,040	13,031

ARMOUR Residential REIT, Inc. R	622	13,392

Ashford Hospitality Trust, Inc. R	5,743	36,640

Aspen Insurance Holdings, Ltd.	4,711	224,715

Assurant, Inc.	81	6,249

AvalonBay Communities, Inc. R	333	63,337

AXA SA (France)	19,734	463,943

Baloise Holding AG (Switzerland)	35	4,434

Banc of California, Inc.	2,053	35,928

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	3,519	85,230

Banco Santander SA (Spain)	46,210	201,919

Bank Hapoalim BM (Israel)	42,980	222,895

Bank of Montreal (Canada)	1,096	66,557

Bank of New York Mellon Corp. (The)	28,200	1,038,606

Bank of Nova Scotia (The) (Canada)	1,466	71,644

Barclays PLC (United Kingdom)	92,979	198,887

BNP Paribas SA/New York, NY (France)	17,310	867,985

BofI Holding, Inc. † S	3,775	80,559

Brandywine Realty Trust R	3,609	50,634

Broadridge Financial Solutions, Inc.	6,170	365,943

Canadian Imperial Bank of Commerce (Canada)	808	60,360

Capital One Financial Corp.	1,271	88,093

Cardinal Financial Corp.	3,012	61,294

Cardtronics, Inc. †	1,990	71,620

Care Capital Properties, Inc. R	239	6,415

CBL & Associates Properties, Inc. R	2,146	25,537

CBRE Group, Inc. Class A †	48,700	1,403,534

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
Chimera Investment Corp. R	26,532	$360,570

Citigroup, Inc.	121,400	5,068,450

Citizens & Northern Corp.	1,913	38,030

CNO Financial Group, Inc.	3,953	70,838

CNP Assurances (France)	19,152	297,933

Commonwealth Bank of Australia (Australia)	2,197	126,174

Communications Sales & Leasing, Inc. R	5,716	127,181

Community Healthcare Trust, Inc. R	2,618	48,407

CoreLogic, Inc. †	7,344	254,837

Credit Suisse Group AG (Switzerland)	7,470	105,579

Customers Bancorp, Inc. †	4,197	99,175

CYS Investments, Inc. R	3,019	24,575

Daiwa Securities Group, Inc. (Japan)	12,000	73,816

Delta Lloyd NV (Netherlands) S	8,707	40,419

Dexus Property Group (Australia) R	56,854	346,037

Discover Financial Services	146	7,434

E*Trade Financial Corp. †	47,600	1,165,724

East West Bancorp, Inc.	2,458	79,836

Employers Holdings, Inc.	4,867	136,957

Encore Capital Group, Inc. †	1,301	33,488

Endurance Specialty Holdings, Ltd.	144	9,409

EPR Properties R	893	59,492

Equity Commonwealth † R	274	7,732

Equity Lifestyle Properties, Inc. R	3,400	247,282

Essent Group, Ltd. †	2,182	45,386

Everest Re Group, Ltd.	82	16,189

Farmers Capital Bank Corp. †	1,428	37,728

FCB Financial Holdings, Inc. Class A †	3,086	102,640

Federal Agricultural Mortgage Corp. Class C	1,428	53,878

Federated National Holding Co.	4,843	95,213

Fidelity Southern Corp.	4,353	69,822

Financial Institutions, Inc.	1,975	57,413

First BanCorp. (Puerto Rico) †	28,559	83,392

First Community Bancshares, Inc.	1,954	38,767

First Industrial Realty Trust R	1,933	43,956

FirstMerit Corp.	2,426	51,067

Flushing Financial Corp.	2,050	44,321

Four Corners Property Trust, Inc. R	383	6,875

Fukuoka Financial Group, Inc. (Japan)	28,000	91,306

General Growth Properties R	33,500	995,955

Genworth Financial, Inc. Class A †	7,477	20,412

GPT Group (Australia) R	17,091	65,506

Hanmi Financial Corp.	3,973	87,485

HCI Group, Inc. S	2,077	69,164

Heartland Financial USA, Inc.	1,325	40,797

Heritage Insurance Holdings, Inc.	6,059	96,762

Hersha Hospitality Trust R	1,617	34,507

Horizon Bancorp	1,541	38,094

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
HSBC Holdings PLC (United Kingdom)	145,095	$899,056

Invesco Mortgage Capital, Inc. R	1,540	18,757

Investor AB Class B (Sweden)	21,175	748,915

Investors Real Estate Trust R	4,307	31,269

Jones Lang LaSalle, Inc.	7,400	868,168

JPMorgan Chase & Co.	102,190	6,051,692

Kerry Properties, Ltd. (Hong Kong)	73,000	200,442

Lazard, Ltd. Class A	2,088	81,014

Lend Lease Group (Australia)	6,040	64,218

Lexington Realty Trust R	8,552	73,547

Lincoln National Corp.	28,800	1,128,960

LTC Properties, Inc. R	2,124	96,090

Maiden Holdings, Ltd. (Bermuda)	3,304	42,754

MainSource Financial Group, Inc.	2,960	62,426

Meta Financial Group, Inc.	1,127	51,391

MFA Financial, Inc. R	48,999	335,643

Mitsubishi UFJ Financial Group, Inc. (Japan)	124,600	577,359

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	87,800	385,385

Mizuho Financial Group, Inc. (Japan)	444,000	663,169

Morgan Stanley	95,100	2,378,451

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	4,302	874,911

National Health Investors, Inc. R	2,072	137,829

Nelnet, Inc. Class A	2,291	90,197

New World Development Co., Ltd. (Hong Kong)	319,000	303,894

NN Group NV (Netherlands)	9,278	302,698

Nomura Holdings, Inc. (Japan)	38,300	171,141

Nomura Real Estate Holdings, Inc. (Japan)	3,500	64,685

One Liberty Properties, Inc. R	2,013	45,111

Onex Corp. (Canada)	302	18,407

Oppenheimer Holdings, Inc. Class A	2,050	32,349

Opus Bank	1,820	61,880

ORIX Corp. (Japan)	37,900	540,659

Pacific Premier Bancorp, Inc. †	1,937	41,394

PacWest Bancorp	819	30,426

PennyMac Financial Services, Inc. Class A †	2,516	29,588

Peoples Bancorp, Inc.	1,844	36,032

Persimmon PLC (United Kingdom)	13,233	394,951

PNC Financial Services Group, Inc. (The)	814	68,840

Popular, Inc. (Puerto Rico)	16,694	477,615

Post Properties, Inc. R	743	44,387

PRA Group, Inc. †	1,138	33,446

ProAssurance Corp.	134	6,780

Prudential Financial, Inc.	40,600	2,932,132

Public Storage R	92	25,376

Ramco-Gershenson Properties Trust R	2,424	43,705

Realogy Holdings Corp. †	22,900	826,919

Regions Financial Corp.	84,000	659,400

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Financials cont.
Reinsurance Group of America, Inc.	3,818	$367,483

RenaissanceRe Holdings, Ltd.	133	15,937

Renasant Corp.	1,721	56,638

Republic Bancorp, Inc. Class A	1,241	32,055

Resona Holdings, Inc. (Japan)	128,100	457,106

Sekisui Chemical Co., Ltd. (Japan)	5,100	62,807

Select Income REIT R	1,577	36,350

Simon Property Group, Inc. R	2,700	560,763

SLM Corp. †	2,225	14,151

Societe Generale SA (France)	11,568	425,544

Sovran Self Storage, Inc. R	286	33,734

Starwood Property Trust, Inc. R	32,355	612,480

State Street Corp.	13,000	760,760

Stockland (Units) (Australia) R	12,992	42,525

Sumitomo Mitsui Financial Group, Inc. (Japan)	23,800	721,539

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	76,000	222,574

Summit Hotel Properties, Inc. R	5,407	64,722

Sun Hung Kai Properties, Ltd. (Hong Kong)	6,000	73,363

Swiss Life Holding AG (Switzerland)	1,197	318,009

Swiss Re AG (Switzerland)	9,941	915,709

Synchrony Financial †	101,714	2,915,123

Talmer Bancorp, Inc. Class A	3,412	61,723

TCF Financial Corp.	584	7,160

Two Harbors Investment Corp. R	35,772	284,030

U.S. Bancorp	782	31,741

UBS Group AG (Switzerland)	5,604	89,759

UniCredit SpA (Italy)	14,725	53,047

United Community Banks, Inc.	2,028	37,457

United Insurance Holdings Corp.	6,859	131,761

Universal Health Realty Income Trust R	497	27,956

Validus Holdings, Ltd.	293	13,827

Voya Financial, Inc.	29,004	863,449

WageWorks, Inc. †	781	39,526

Wells Fargo & Co.	38,094	1,842,226

Western Alliance Bancorp †	2,118	70,699

Wharf Holdings, Ltd./The (Hong Kong)	11,000	60,124

Wheelock and Co., Ltd. (Hong Kong)	107,000	477,940

Woori Bank (South Korea)	8,338	68,973

XL Group PLC	1,511	55,605

61,265,712
Health care (4.9%)
AbbVie, Inc.	1,900	108,528

ACADIA Pharmaceuticals, Inc. †	1,889	52,816

Accuray, Inc. † S	4,086	23,617

Akorn, Inc. †	1,120	26,354

Alfresa Holdings Corp. (Japan)	2,800	53,714

AMAG Pharmaceuticals, Inc. †	7,123	166,678

AmerisourceBergen Corp.	39,619	3,429,024

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (38.2%)* cont.	Shares	Value

Health care cont.
Amgen, Inc.	31,400	$4,707,802

AmSurg Corp. †	1,341	100,039

Anacor Pharmaceuticals, Inc. †	338	18,066

Anthem, Inc.	24,400	3,391,356

Applied Genetic Technologies Corp. †	1,879	26,268

Aralez Pharmaceuticals, Inc. (Canada) † S	10,984	38,993

Ardelyx, Inc. †	3,767	29,270

ARIAD Pharmaceuticals, Inc. †	3,859	24,659

Astellas Pharma, Inc. (Japan)	31,900	424,171

AstraZeneca PLC (United Kingdom)	10,130	565,634

AtriCure, Inc. †	1,823	30,681

Bio-Rad Laboratories, Inc. Class A †	57	7,793

Biospecifics Technologies Corp. †	803	27,960

Bruker Corp.	9,200	257,600

C.R. Bard, Inc.	9,100	1,844,297

Cardinal Health, Inc.	19,781	1,621,053

Cardiome Pharma Corp. (Canada) †	14,539	59,465

Catalent, Inc. †	1,320	35,204

Centene Corp. †	1,609	99,062

Charles River Laboratories International, Inc. †	8,781	666,829

Chemed Corp.	1,503	203,581

Conmed Corp.	1,526	64,000

DaVita HealthCare Partners, Inc. †	534	39,185

Depomed, Inc. †	1,168	16,270

DexCom, Inc. †	1,011	68,657

Dynavax Technologies Corp. †	2,631	50,620

Eagle Pharmaceuticals, Inc. † S	539	21,830

Emergent BioSolutions, Inc. †	2,498	90,802

Entellus Medical, Inc. †	1,101	20,027

FivePrime Therapeutics, Inc. †	1,220	49,569

Gilead Sciences, Inc.	52,800	4,850,208

GlaxoSmithKline PLC (United Kingdom)	39,795	806,349

Globus Medical, Inc. Class A †	1,837	43,629

Greatbatch, Inc. †	3,053	108,809

Grifols SA (Spain)	4,049	89,895

Halozyme Therapeutics, Inc. †	1,918	18,163

HealthSouth Corp.	2,458	92,495

Hologic, Inc. †	24,700	852,150

ICU Medical, Inc. †	1,698	176,762

Immune Design Corp. †	1,229	15,977

Impax Laboratories, Inc. †	534	17,099

INC Research Holdings, Inc. Class A †	1,051	43,312

Incyte Corp. †	20,200	1,463,894

Inotek Pharmaceuticals Corp. †	1,795	13,283

Insulet Corp. †	1,350	44,766

Insys Therapeutics, Inc. † S	1,682	26,895

Ionis Pharmaceuticals, Inc. †	466	18,873

Jazz Pharmaceuticals PLC †	2,059	268,802

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Health care cont.
Johnson & Johnson	1,430	$154,726

Kindred Healthcare, Inc.	2,540	31,369

Lannett Co., Inc. † S	3,162	56,695

Ligand Pharmaceuticals, Inc. †	353	37,803

McKesson Corp.	10,647	1,674,241

Medicines Co. (The) †	575	18,268

Medipal Holdings Corp. (Japan)	29,400	465,510

MEDNAX, Inc. †	189	12,213

Merck & Co., Inc.	785	41,534

Merck Finanz SARL (Germany)	2,347	195,692

Merrimack Pharmaceuticals, Inc. † S	4,431	37,087

MiMedx Group, Inc. †	4,022	35,152

Molina Healthcare, Inc. †	274	17,670

Myriad Genetics, Inc. † S	778	29,121

Neurocrine Biosciences, Inc. †	1,813	71,704

Novartis AG (Switzerland)	9,209	665,216

Novavax, Inc. †	2,179	11,244

Novo Nordisk A/S Class B (Denmark)	4,859	262,349

Nuvectra Corp. †	1,017	5,502

Omega Healthcare Investors, Inc. R	3,280	115,784

OncoMed Pharmaceuticals, Inc. †	893	9,028

Ophthotech Corp. †	994	42,016

OraSure Technologies, Inc. †	11,836	85,574

Pacira Pharmaceuticals, Inc. †	951	50,384

PerkinElmer, Inc.	339	16,767

Pfizer, Inc.	188,940	5,600,182

PharMerica Corp. †	2,209	48,841

Portola Pharmaceuticals, Inc. †	555	11,322

Prestige Brands Holdings, Inc. †	1,183	63,160

Prothena Corp. PLC (Ireland) † S	1,863	76,681

Providence Service Corp. (The) †	1,451	74,103

RadNet, Inc. †	5,881	28,405

Repligen Corp. †	1,310	35,134

Roche Holding AG (Switzerland)	3,730	915,280

Rockwell Medical, Inc. † S	5,324	39,983

Sage Therapeutics, Inc. †	455	14,587

Sanofi (France)	12,099	973,055

Select Medical Holdings Corp. †	6,413	75,738

Shire PLC (United Kingdom)	3,141	179,943

Spectranetics Corp. (The) † S	1,943	28,212

STAAR Surgical Co. †	3,226	23,840

STERIS PLC (United Kingdom)	544	38,651

Sucampo Pharmaceuticals, Inc. Class A †	3,204	35,020

Supernus Pharmaceuticals, Inc. †	2,711	41,343

Surgical Care Affiliates, Inc. †	2,683	124,169

Suzuken Co., Ltd. (Japan)	9,700	329,668

TESARO, Inc. † S	1,566	68,951

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	5,085	272,098

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (38.2%)* cont.	Shares	Value

Health care cont.
Thermo Fisher Scientific, Inc.	641	$90,759

Tokai Pharmaceuticals, Inc. †	1,139	6,390

TransEnterix, Inc. † S	8,977	38,152

Trevena, Inc. †	2,398	19,831

Triple-S Management Corp. Class B (Puerto Rico) †	1,707	42,436

uniQure NV (Netherlands) †	1,203	14,292

Waters Corp. †	158	20,843

WellCare Health Plans, Inc. †	385	35,709

West Pharmaceutical Services, Inc.	2,036	141,136

Zeltiq Aesthetics, Inc. † S	1,995	54,184

Zoetis, Inc.	36,200	1,604,746

42,722,328
Technology (6.3%)
A10 Networks, Inc. †	4,146	24,544

Accenture PLC Class A	742	85,627

Advanced Energy Industries, Inc. †	4,838	168,314

Agilent Technologies, Inc.	38,300	1,526,255

Alphabet, Inc. Class A †	6,271	4,784,146

Amadeus IT Holding SA Class A (Spain)	5,322	227,458

Ambarella, Inc. †	706	31,558

Amdocs, Ltd.	22,377	1,352,018

Apigee Corp. †	3,622	30,099

Apple, Inc.	104,245	11,361,663

Aspen Technology, Inc. †	1,167	42,164

AtoS SE (France)	4,231	343,843

AVG Technologies NV (Netherlands) †	3,076	63,827

Blackbaud, Inc.	1,029	64,714

Brocade Communications Systems, Inc.	45,734	483,866

Brother Industries, Ltd. (Japan)	19,800	227,653

CACI International, Inc. Class A †	484	51,643

Cavium, Inc. †	905	55,350

CEVA, Inc. †	3,088	69,480

Ciena Corp. †	1,561	29,690

Cirrus Logic, Inc. †	2,607	94,921

Cisco Systems, Inc.	33,071	941,531

Computer Sciences Corp.	33,582	1,154,885

CSG Systems International, Inc.	2,967	133,990

CSRA, Inc.	4,533	121,938

Cypress Semiconductor Corp. †	11,397	98,698

DSP Group, Inc. †	7,173	65,418

DST Systems, Inc.	331	37,327

eBay, Inc. †	147,340	3,515,532

EnerSys	2,062	114,895

Fidelity National Information Services, Inc.	299	18,930

Fiserv, Inc. †	509	52,213

Fujitsu, Ltd. (Japan)	22,000	81,436

GenMark Diagnostics, Inc. †	4,051	21,349

Genpact, Ltd. †	377	10,251

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Technology cont.
Gentex Corp.	258	$4,048

Gigamon, Inc. †	697	21,621

GungHo Online Entertainment, Inc. (Japan) S	84,800	238,852

Honeywell International, Inc.	32	3,586

Hoya Corp. (Japan)	12,900	490,692

Imprivata, Inc. †	3,628	45,822

inContact, Inc. †	5,590	49,695

Infineon Technologies AG (Germany)	423	6,016

Infinera Corp. †	1,830	29,390

Ingram Micro, Inc. Class A	12,114	435,014

Integrated Device Technology, Inc. †	1,168	23,874

Intersil Corp. Class A	3,880	51,876

IntraLinks Holdings, Inc. †	2,472	19,479

Intuit, Inc.	21,400	2,225,814

Ixia †	4,930	61,428

Jabil Circuit, Inc.	3,144	60,585

L-3 Communications Holdings, Inc.	19,400	2,298,900

Lattice Semiconductor Corp. †	16,854	95,731

Leidos Holdings, Inc. S	24,704	1,243,105

Lexmark International, Inc. Class A	1,005	33,597

Manhattan Associates, Inc. †	848	48,226

Maxim Integrated Products, Inc.	40,888	1,503,861

MAXIMUS, Inc.	714	37,585

Mellanox Technologies, Ltd. (Israel) †	1,316	71,498

Mentor Graphics Corp.	5,158	104,862

Microsemi Corp. †	1,225	46,930

Microsoft Corp.	165,907	9,163,044

Mixi, Inc. (Japan)	3,000	111,422

MKS Instruments, Inc.	2,237	84,223

MobileIron, Inc. †	6,082	27,491

Monolithic Power Systems, Inc.	799	50,848

MTS Systems Corp.	471	28,660

Murata Manufacturing Co., Ltd. (Japan)	2,100	253,205

NCR Corp. †	4,825	144,412

NEC Corp. (Japan)	15,000	37,718

Netscout Systems, Inc. †	426	9,785

Nexon Co., Ltd. (Japan)	10,000	170,510

Nuance Communications, Inc. †	25,600	478,464

NVIDIA Corp. S	70,000	2,494,100

ON Semiconductor Corp. †	8,908	85,428

Otsuka Corp. (Japan)	1,900	100,280

Paychex, Inc.	1,330	71,833

Perficient, Inc. †	3,032	65,855

Plantronics, Inc.	1,710	67,015

Plexus Corp. †	2,323	91,805

Power Integrations, Inc.	831	41,267

Proofpoint, Inc. †	1,254	67,440

QAD, Inc. Class A	2,278	48,408

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (38.2%)* cont.	Shares	Value

Technology cont.
QLogic Corp. †	10,694	$143,727

Rovi Corp. †	2,517	51,624

Samsung Electronics Co., Ltd. (South Korea)	145	166,352

Sanmina Corp. †	2,235	52,254

Seiko Epson Corp. (Japan)	3,600	58,153

Semtech Corp. †	1,255	27,597

Silicon Laboratories, Inc. †	456	20,502

Skyworks Solutions, Inc.	769	59,905

SoftBank Corp. (Japan)	2,500	119,197

Synaptics, Inc. †	676	53,904

Synchronoss Technologies, Inc. †	819	26,486

SYNNEX Corp.	964	89,257

Synopsys, Inc. †	372	18,020

Tech Data Corp. †	604	46,369

Teradyne, Inc. S	43,300	934,847

Tessera Technologies, Inc.	2,856	88,536

Tyler Technologies, Inc. †	425	54,659

Veeva Systems, Inc. Class A † S	1,735	43,444

VeriFone Systems, Inc. †	1,382	39,028

Verint Systems, Inc. †	1,062	35,450

Web.com Group, Inc. †	5,110	101,280

Woodward, Inc.	2,538	132,027

Xerox Corp.	158,000	1,763,280

Xilinx, Inc.	375	17,786

Yahoo Japan Corp. (Japan)	12,900	54,903

54,631,113
Transportation (1.2%)
Aegean Marine Petroleum Network, Inc. (Greece) S	7,595	57,494

Allegiant Travel Co.	386	68,731

ANA Holdings, Inc. (Japan)	96,000	270,484

AP Moeller — Maersk A/S (Denmark)	341	444,945

Aurizon Holdings, Ltd. (Australia)	33,527	101,773

Central Japan Railway Co. (Japan)	2,600	459,843

Delta Air Lines, Inc. S	74,100	3,607,188

Deutsche Post AG (Germany)	8,634	239,792

DHT Holdings, Inc. (Bermuda)	4,793	27,608

easyJet PLC (United Kingdom)	2,480	53,937

International Consolidated Airlines Group SA (Spain)	33,275	264,669

Matson, Inc.	775	31,132

Qantas Airways, Ltd. (Australia)	71,278	222,377

Royal Mail PLC (United Kingdom)	47,710	328,017

Ryanair Holdings PLC ADR (Ireland)	3,642	312,556

Scorpio Tankers, Inc.	6,552	38,198

Singapore Airlines, Ltd. (Singapore)	4,300	36,433

United Parcel Service, Inc. Class B	27,954	2,948,308

Universal Truckload Services, Inc.	305	5,023

Wabtec Corp.	863	68,427

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (38.2%)* cont.	Shares	Value

Transportation cont.
XPO Logistics, Inc. † S	1,080	$33,156

Yangzijiang Shipbuilding Holdings, Ltd. (China)	683,600	497,035

10,117,126
Utilities and power (1.2%)
AES Corp.	37,300	440,140

American Electric Power Co., Inc.	2,565	170,316

American Water Works Co., Inc.	224	15,440

Centrica PLC (United Kingdom)	62,184	202,533

CLP Holdings, Ltd. (Hong Kong)	3,000	27,129

E.ON SE (Germany)	28,418	272,737

Endesa SA (Spain)	19,040	364,605

Enel SpA (Italy)	74,516	329,807

ENI SpA (Italy)	13,602	205,597

Entergy Corp.	45,500	3,607,240

Iberdrola SA (Spain)	124,319	827,319

Korea Electric Power Corp. (South Korea)	1,868	98,333

PG&E Corp.	873	52,136

PPL Corp.	52,600	2,002,482

RWE AG (Germany)	11,655	150,717

Southern Co. (The)	1,727	89,338

Talen Energy Corp. †	5,057	45,513

Tokyo Electric Power Co., Inc. (Japan) †	26,200	144,101

UGI Corp.	40,350	1,625,702

Vectren Corp.	4,000	202,240

		10,873,425

Total common stocks (cost $312,077,608)		$333,783,696

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (22.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.5%)
Government National Mortgage Association Pass-Through Certificates
4s, with due dates from March 15, 2046 to March 20, 2046 ##	$1,000,000	$1,086,250
3 1/2s, TBA, April 1, 2046	44,000,000	46,516,250

U.S. Government Agency Mortgage Obligations (16.7%)		47,602,500
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	29,316	30,628
6s, TBA, April 1, 2046	17,000,000	19,387,970
4 1/2s, TBA, April 1, 2046	1,000,000	1,088,281
4s, TBA, April 1, 2046	47,000,000	50,227,579
3 1/2s, TBA, May 1, 2046	1,000,000	1,046,601
3 1/2s, TBA, April 1, 2046	1,000,000	1,048,594
3s, TBA, May 1, 2046	15,000,000	15,356,250
3s, TBA, April 1, 2046	30,000,000	30,775,782
3s, TBA, April 1, 2031	26,000,000	27,161,875

		146,123,560

Total U.S. government and agency mortgage obligations (cost $193,080,617)		$193,726,060

Dynamic Asset Allocation Conservative Fund 35

CORPORATE BONDS AND NOTES (21.8%)*	Principal amount	Value

Basic materials (1.4%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$100,000	$98,500

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	290,000	280,202

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	120,000	118,499

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	50,100

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	509,000	568,808

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	35,000	32,550

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	413,000	446,745

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	100,000	106,000

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	90,000	102,825

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	108,000	106,920

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	150,000	151,125

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	67,000	71,355

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	200,000	188,980

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	29,000	26,816

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	35,000	32,929

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	76,000	86,514

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	25,000	20,000

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	40,000	32,600

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	130,000	126,100

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	30,000	27,975

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	136,232

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3 1/2s, 2024	765,000	786,961

E.I. du Pont de Nemours & Co. sr. unsec. notes 3 5/8s, 2021	315,000	334,766

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	230,000	233,059

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	149,000	101,320

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	140,000	151,900

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	755,000	627,028

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	511,000	400,816

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	522,000	464,580

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	107,000	113,554

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	65,000	68,250

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2024	45,000	46,238

36 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Basic materials cont.
HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	$115,000	$82,225

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	79,000	78,210

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	20,000	19,400

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	130,000	124,800

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	100,000	89,000

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	85,000	73,100

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10 1/2s, 2023	105,000	98,963

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	62,000	64,403

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	291,751

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	190,000	169,738

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	55,000	54,794

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	300,000	242,327

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	30,707

Monsanto Company sr. unsec. sub. notes 5 1/2s, 2025	640,000	733,901

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	21,890

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,299

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	30,000	28,650

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	20,000	16,950

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	135,000	131,119

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	170,000	171,581

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	25,000	25,425

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	236,417

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027	10,000	9,250

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	40,000	36,800

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	30,000	28,050

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	525,000	521,624

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9s, 2019 (Australia)	277,000	327,785

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	50,000	52,875

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2020	37,000	41,810

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	40,000	42,250

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2024	20,000	20,750

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2022	20,000	20,800

Dynamic Asset Allocation Conservative Fund 37

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Basic materials cont.
Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	$15,000	$15,731

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	45,000	50,063

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	147,000	151,410

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	60,000	60,750

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	4,000	4,010

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	10,000	10,100

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	120,000	71,100

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	200,000	195,250

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,450

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	85,000	88,400

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	77,000	70,648

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	575,000	740,685

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	175,000	218,158

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	135,000	140,995

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	317,579

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	145,000	151,163

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	30,000	31,200

Capital goods (0.8%)		12,364,583
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	228,000	232,537

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	72,000	78,840

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021	290,000	299,425

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	65,000	62,481

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	75,000	74,438

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	40,000	41,050

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	80,000	80,400

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	25,000	23,875

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	24,000	24,720

38 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Capital goods cont.
Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	$85,000	$85,638

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	25,000	26,203

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	210,337

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	95,000	82,413

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	140,000	152,250

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	525,000	563,295

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	35,000	37,363

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	582,493

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	565,000	594,663

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	40,000	39,500

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	115,000	98,181

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	260,000	260,894

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	160,000	162,261

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	25,000	26,250

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	315,000	313,425

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	326,000	439,332

Manitowoc Foodservice, Inc. 144A sr. unsec. notes 9 1/2s, 2024	135,000	147,150

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	95,000	81,463

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	190,000	205,699

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	190,000	202,795

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	110,000	110,138

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	125,000	125,938

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	50,000	50,875

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	227,574

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	100,000	103,750

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	209,000	214,748

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	198,000	191,565

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023	125,000	120,000

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	54,000	56,565

Dynamic Asset Allocation Conservative Fund 39

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	$108,000	$107,158

United Technologies Corp. sr. unsec. unsub. notes 5 3/8s, 2017	437,000	468,486

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	175,000	178,500

7,184,668
Communication services (2.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	205,853

American Tower Corp. sr. unsec. notes 4s, 2025 R	735,000	758,248

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	360,000	400,863

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	567,000	553,084

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	568,000	569,331

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	527,801

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	27,000	28,553

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	30,000	29,100

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	37,000	38,503

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	65,000	65,975

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022	34,000	35,785

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	53,000	54,590

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024	130,000	135,850

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	673,000	748,865

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	337,000	355,473

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026	75,000	77,625

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	50,000	48,625

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	13,000	13,169

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	113,000	105,090

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	75,000	69,938

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	525,000	547,748

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	539,000	756,897

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	82,000	110,219

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	300,000	397,698

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	270,000	291,263

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	54,000	57,645

Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113s, 2020	410,000	451,703

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	123,170

40 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	$37,000	$32,976

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	146,000	149,650

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8 3/4s, 2030 (Netherlands)	163,000	244,372

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	75,000	68,813

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,622

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	14,000	12,320

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	85,000	85,425

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	100,000	102,500

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	25,000	25,969

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	37,000	23,495

Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2022 (Bermuda)	53,000	28,355

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	13,000	3,868

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)	14,000	4,183

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	180,137

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	20,000	20,650

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	50,000	52,375

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	60,000	60,931

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	60,000	60,750

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	218,796

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	19,000	19,665

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	60,149

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	412,524

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	92,000	67,160

Sprint Communications, Inc. sr. unsec. notes 7s, 2020	27,000	21,398

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	104,000	108,940

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023	195,000	149,134

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	214,000	163,443

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	197,000	206,850

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025	335,000	342,956

Dynamic Asset Allocation Conservative Fund 41

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	$60,000	$63,000

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023	20,000	20,425

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	2,000	2,085

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	20,000	20,900

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	17,000	17,340

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	93,000	96,023

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	491,514

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	300,000	307,500

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	300,000	327,760

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	152,000	172,216

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	397,000	408,488

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	33,000	40,590

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	2,321,000	2,324,948

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	775,000	783,484

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	206,084

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	291,000	329,755

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	668,075

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	129,000	132,870

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	909,000	906,972

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	110,000	101,200

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	105,000	105,000

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	70,000	57,094

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	144,000	105,480

18,179,873
Conglomerates (0.1%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	344,000	467,977

General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	231,000	237,930

Consumer cyclicals (3.0%)		705,907
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	300,000	363,708

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,048,000	1,383,654

42 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	$517,000	$517,868

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	33,000	33,908

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	40,000	40,900

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	80,000	83,100

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	120,000	108,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	722,000	781,794

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	330,000	279,090

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	99,000	80,685

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	52,000	22,230

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	40,000	42,600

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6 3/8s, 2026	30,000	31,125

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	88,000	84,040

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	125,000	110,469

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	105,000	112,613

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	25,000	26,313

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	310,000	418,036

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	37,000	38,295

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	41,450

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	40,000	40,950

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	15,000	15,638

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	17,000	17,144

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	74,000	67,710

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	190,000	189,050

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019	9,000	3,420

Daimler Finance North America, LLC 144A company guaranty
sr. unsec. unsub. notes 2 3/8s, 2018	972,000	987,663

Dana Holding Corp. sr. unsec. notes 6s, 2023	10,000	9,850

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	445,000	449,123

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023		$20,000	$21,200

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020		15,000	15,694

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		70,000	72,450

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019		59,000	61,213

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		350,000	390,314

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026		595,000	596,044

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		95,000	110,756

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047		245,000	347,406

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031		575,000	749,134

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		140,000	178,930

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8 1/8s, 2020		865,000	1,025,547

General Motors Co. sr. unsec. notes 6 1/4s, 2043		15,000	16,021

General Motors Co. sr. unsec. notes 5.2s, 2045		10,000	9,401

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046		475,000	539,965

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		80,000	81,331

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017		163,000	164,446

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		200,000	197,960

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		95,000	92,265

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022		675,000	662,762

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		37,000	21,830

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020		57,000	59,280

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018		155,000	159,263

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020		63,000	66,465

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	70,000	54,167

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)		$360,000	397,400

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	140,090

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95s, 2041		300,000	396,772

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022		475,000	491,356

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	164,964

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		658,000	710,964

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		345,000	339,825

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85s, 2026		675,000	704,337

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	78,430

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	$54,000	$39,960

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	52,000	53,560

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	25,000	25,688

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	135,000	130,950

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	45,000	36,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	105,000	96,600

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95s, 2064	405,000	366,571

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	45,000	50,513

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	23,000	25,013

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022	27,000	28,418

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	40,000	41,712

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025	10,000	10,363

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	185,000	192,400

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019	25,000	25,813

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	125,000	125,313

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021	55,000	55,688

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	50,000	50,625

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	159,000	170,921

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	60,000	62,700

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	80,000	72,000

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	355,000	387,977

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	50,000	54,100

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	15,000	15,375

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	73,938

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	45,000	48,263

Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	20,000	20,650

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	79,000	59,053

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	40,000	36,400

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	$150,000	$115,593

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	65,000	67,438

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	170,000	206,637

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	125,000	129,688

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85s, 2023	90,000	93,939

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55s, 2026	310,000	318,937

Omnicom Group, Inc. company guaranty sr. unsec. unsub.
notes 3.6s, 2026	885,000	906,555

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	40,000	41,700

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	52,000	54,210

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	74,000	73,630

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	53,000	54,060

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	45,000	44,663

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	570,000	584,649

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	105,000	118,913

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	230,000	236,613

QVC, Inc. company guaranty sr. notes 4.85s, 2024	120,000	119,289

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	35,000	36,138

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	166,000	168,490

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	95,000	98,325

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	51,000	52,530

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	63,000	65,284

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	55,000	56,444

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	15,000	12,675

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	280,000	226,800

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	15,000	9,000

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	45,000	45,900

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	40,000	42,200

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	119,000	122,719

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	45,000	45,225

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	$58,000	$60,755

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	90,000	92,475

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	35,000	37,188

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	3,000	3,240

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	3,000	3,159

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	30,000	32,025

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024	120,000	121,800

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	10,000	10,238

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	48,000	46,200

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	20,000	19,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	38,000	36,385

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	27,000	28,148

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	145,000	149,350

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	355,000	332,124

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	25,000	23,969

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55s, 2018	525,000	529,679

Toyota Motor Credit Corp. sr. unsec. unsub. notes
Ser. MTN, 2s, 2018	486,000	494,768

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	50,000	48,849

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	14,000	13,825

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	80,000	79,000

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	98,000	99,960

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	70,000	71,925

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	275,917

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	143,306

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	774,414

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	126,115

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	55,000

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5 5/8s, 2021	330,000	361,172

26,073,802
Consumer staples (2.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	110,000	114,400

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	215,000	219,300

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer staples cont.
Altria Group, Inc. company guaranty sr. unsec. unsub.
notes 4s, 2024	$128,000	$141,409

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	1,045,000	1,083,091

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	1,602,000	1,790,334

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	613,000	644,639

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65s, 2021	780,000	801,518

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1 1/4s, 2018	191,000	191,749

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	530,000	801,580

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	500,000	504,174

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	200,000	207,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	50,000	48,500

BlueLine Rental Finance Corp. 144A notes 7s, 2019	128,000	117,920

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	11,616

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	305,086

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	85,000	72,888

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	155,000	145,700

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	340,000	365,240

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	156,000	177,126

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	14,000	14,333

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	45,000	45,900

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	50,000	56,250

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	84,000	84,840

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	13,000	13,260

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	537,758

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	482,000	540,870

CVS Pass-Through Trust sr. notes 6.036s, 2028	50,937	57,176

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	254,019	264,568

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	50,000	51,313

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	770,000	773,951

Diageo Investment Corp. company guaranty sr. unsec.
notes 8s, 2022	135,000	174,031

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	117,000	74,880

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	$385,000	$379,250

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	300,000	382,644

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	363,000	408,559

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	139,000	145,311

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	140,000	139,440

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	30,000	29,880

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	17,000	17,425

Kellogg Co. sr. unsec. unsub. notes 3 1/4s, 2026	850,000	870,867

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	375,000	479,082

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	350,000	436,256

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	655,000	863,107

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	12,000	11,940

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	112,000	117,600

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	300,000	378,797

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	270,000	317,484

Newell Rubbermaid, Inc. sr. unsec. unsub. notes 4.2s, 2026	1,125,000	1,176,800

PepsiCo, Inc. sr. unsec. unsub. notes 7.9s, 2018	82,000	95,511

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	405,000	432,197

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	523,787

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	30,000	30,113

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	20,000	20,850

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	42,000	42,630

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	67,000	68,843

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	105,000	111,300

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	15,000	11,100

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	400,000	411,998

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	65,000	69,956

18,405,127
Energy (1.3%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	124,819

Anadarko Petroleum Corp. sr. unsec. notes 5.95s, 2016	21,000	21,361

Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95s, 2019	185,000	200,243

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	160,000	161,525

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Energy cont.
Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	$25,000	$23,000

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	27,000	24,503

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	43,000	39,775

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	40,696

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	184,732

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	127,000	91,440

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	28,000	18,830

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	8,000	5,680

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	325,000	328,048

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	525,000	527,537

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	37,000	8,325

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	20,000	4,600

California Resources Corp. 144A company guaranty
notes 8s, 2022	150,000	57,750

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,045,000	1,077,211

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	80,000	39,200

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	516,105

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	54,000	52,920

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	24,000	23,580

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05s, 2017	525,000	517,405

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5s, 2022	65,000	56,022

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	65,000	54,356

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	180,000	160,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	33,000	14,850

Devon Financing Co. LLC company guaranty sr. unsec. unsub.
bonds 7 7/8s, 2031	50,000	49,029

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	50,000	43,415

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	35,000	26,950

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	10,000	1,775

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	$114,000	$19,950

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	60,000	42,000

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	148,861

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/4s, 2020	40,000	41,500

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5 1/2s, 2022	13,000	12,513

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	43,698

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	63,000	11,813

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	120,000	102,000

Lightstream Resources, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	30,000	1,350

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	49,000	2,205

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021 (In default) †	25,000	2,875

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019 (In default) †	19,000	2,090

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	45,000	6,188

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10 3/8s, 2017 (Canada) F	59,000	3

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	191,300

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	124,052

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	130,000	35,750

Motiva Enterprises, LLC 144A sr. unsec. notes 5 3/4s, 2020	515,000	537,051

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	90,000	87,525

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	31,850

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	285,000	140,363

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	25,000	18,375

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	95,000	70,300

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	195,087

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	115,000	89,269

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	633,333	335,666

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	270,000	83,295

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)	270,000	226,908

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	$150,000	$139,050

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	900,000	931,919

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	150,000	147,038

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	50,000	46,575

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	525,000	534,676

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	35,000	22,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	30,000	19,950

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020	20,000	20,975

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	113,000	283

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	75,000	18,188

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	35,000	32,988

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	62,000	62,155

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022	15,000	675

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	54,000	13,500

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	564,000	587,030

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	140,000	141,102

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	23,000	16,963

SM Energy Co. sr. unsec. sub. notes 5s, 2024	50,000	34,610

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	80,000	56,400

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	60,000	43,740

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	186,558

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	14,000	1,540

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	517,000	519,036

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	25,000	4,688

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	50,000	25,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	15,000	9,975

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5s, 2019	80,000	55,400

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	240,000	182,400

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021	15,000	13,871

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031	4,000	3,310

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP sr. unsec. sub. notes 5.4s, 2044	$75,000	$55,875

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	75,000	62,250

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	17,000	15,786

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	75,000	65,438

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	167,000	121,910

11,293,923
Financials (7.2%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	564,000	564,482

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	605,000	610,397

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	135,000	176,244

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	85,000	84,627

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	50,000	46,875

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	110,000	125,400

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	24,000	26,880

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	44,000	48,730

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	275,000	268,813

Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	32,400

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	150,000	134,745

American Express Co. sr. unsec. bonds 8 1/8s, 2019	515,000	609,561

American Express Co. sr. unsec. notes 7s, 2018	396,000	434,364

American Express Co. sr. unsec. notes 6.15s, 2017	694,000	737,976

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	231,000	287,018

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	310,000	315,425

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	255,000	260,738

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	205,000

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	390,101

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	303,000	297,698

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	25,000	25,805

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	827,000	830,406

Bank of America Corp. sr. unsec. unsub. notes
Ser. MTN, 1.7s, 2017	340,000	340,458

Bank of America Corp. unsec. sub. FRN 1.394s, 2026	100,000	86,332

Bank of America Corp. unsec. sub. notes 6.11s, 2037	870,000	1,001,405

Bank of America, NA unsec. sub. notes Ser. BKNT, 5.3s, 2017	750,000	776,160

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	517,000	522,713

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	$445,000	$449,456

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	780,000	793,021

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05s,
2018 (Canada)	509,000	513,899

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	525,000	524,638

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.2s, 2017 (Japan)	450,000	449,448

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	200,000	215,000

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	554,000	705,255

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	221,000	198,900

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	55,000	54,450

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	46,000	50,522

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	151,000	158,972

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	678,000	679,226

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	192,354

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	280,691

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	204,257

Camden Property Trust sr. unsec. unsub. notes 4 7/8s, 2023 R	140,000	154,534

Cantor Fitzgerald LP 144A unsec. bonds 7 7/8s, 2019	285,000	315,511

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	405,000	420,671

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	130,000	131,626

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	132,000	136,099

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	43,000	43,977

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	228,000	229,504

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	24,000	23,940

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	27,000	27,135

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	37,000	38,388

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	170,000	172,018

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	44,000	45,518

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	416,000	400,400

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	65,000	62,400

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	340,000	372,065

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	170,000	173,825

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	35,000	35,700

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	625,000	705,594

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	$325,000	$326,185

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	718,000	717,900

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	478,413

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	162,000	153,090

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	30,000	28,575

Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	200,000	196,374

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	225,000	208,688

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	125,000	150,195

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	201,000	175,269

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	621,000	653,596

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	65,000	41,600

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	207,000	217,999

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,531

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	54,863

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	280,000	286,530

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R	50,000	48,625

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	190,000	188,813

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	93,000	84,398

Five Corners Funding Trust 144A sr. unsec. bonds 4.419s, 2023	345,000	362,847

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)	1,185,000	1,287,376

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	312,000	99,060

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	1,105,000	1,270,953

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	615,000	624,306

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	319,000	323,103

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	179,178

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	335,000	336,316

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	225,000	218,578

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	35,000	33,657

HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5 5/8s, 2035 (United Kingdom)	250,000	278,755

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	$125,000	$184,375

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	1,045,000	1,198,630

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	155,000	157,440

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡	10,000	9,200

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	77,000	75,845

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	105,000	102,113

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	57,000	54,093

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,490,607

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	20,000	21,300

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	44,000	47,960

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71s, 2026 (Italy)	235,000	228,067

iStar, Inc. sr. unsec. notes 5s, 2019 R	5,000	4,800

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	319,000	319,798

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	136,000	136,000

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	528,155

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	515,000	534,595

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	618,000	621,687

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	250,000	244,918

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	525,000	617,578

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	390,000	425,100

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697s, 2097	135,000	168,912

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	795,000	786,971

Lloyds Banking Group PLC unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	425,000	426,981

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	110,000	119,900

Lloyds Banking Group PLC 144A unsec. sub. notes 5.3s, 2045
(United Kingdom)	639,000	630,452

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	410,000	416,903

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	442,750

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	545,179

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	210,000	233,357

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	389,578

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85s, 2026 (Japan)	425,000	442,068

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	620,000	640,347

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R	$40,000	$42,100

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R	115,000	120,175

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	45,000	46,631

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	525,000	532,715

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020	90,000	86,175

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	44,375

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	101,000	105,040

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	290,000	245,050

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	25,000	19,625

OneAmerica Financial Partners, Inc. 144A sr. unsec.
notes 7s, 2033	1,129,000	1,274,172

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019	45,000	45,045

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	45,000	44,831

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	745,000	745,824

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	19,000	18,573

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	44,125

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	525,566

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	267,000	288,930

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	275,000	262,281

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	57,000	54,008

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	320,000	350,800

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	141,000	143,115

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	157,000	150,720

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	128,086

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	525,000	532,985

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	440,000	447,552

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	595,000	553,350

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	125,000	122,188

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)	560,000	538,378

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	505,000	519,735

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	93,000	93,137

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	$400,000	$386,586

Santander Issuances SAU 144A company guaranty unsec. sub.
notes 5.911s, 2016 (Spain)	300,000	299,998

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	430,000	409,081

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	525,000	533,782

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95s, 2017 (Russia)	300,000	304,875

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	50,000	50,247

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	50,000	50,035

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	163,773

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	555,000	563,369

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	476,000	476,884

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	25,000	24,528

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	173,000	166,080

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019	20,000	19,100

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	345,000	437,561

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	395,000	419,044

Standard Chartered PLC 144A jr. unsec. sub. FRB 7.014s,
perpetual maturity (United Kingdom)	200,000	200,500

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	272,000	276,393

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	428,639

TIERS Trust/United States 144A sr. bonds stepped-coupon
stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	480,000	501,600

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	17,000	13,600

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	190,000	248,896

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	115,000	114,281

UBS Group AG jr. unsec. sub. FRN 6 7/8s, perpetual
maturity (Switzerland)	589,000	566,547

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4 1/8s, 2026 (Jersey)	433,000	432,665

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3s, 2021 (Jersey)	1,760,000	1,762,100

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	550,000	551,222

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	240,000	238,800

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	200,000	206,000

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	$1,887,000	$1,990,004

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	938,000	912,205

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	63,140

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021	40,000	26,000

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	45,000	44,775

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	285,000	304,238

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	517,000	522,896

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6s, 2017	500,000	536,355

Westpac Banking Corp. sr. unsec. unsub. notes 4 7/8s,
2019 (Australia)	80,000	88,333

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	170,000	172,906

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB 6 1/2s, 2037	426,000	418,013

62,568,517
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 2.9s, 2022	525,000	532,547

AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	590,000	600,662

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	471,000	473,180

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	100,000	103,500

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	50,000	50,500

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	458,000	481,681

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	228,000	236,700

Actavis Funding SCS company guaranty sr. unsec. notes 2.35s,
2018 (Luxembourg)	385,000	389,548

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	318,000	415,809

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	90,000	79,425

Amgen, Inc. sr. unsec. notes 3.45s, 2020	500,000	532,299

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	525,000	530,973

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	99,000	130,950

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017
(United Kingdom)	525,000	560,044

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	705,000	745,676

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	65,000	65,650

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	90,000	94,725

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	180,000	187,650

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	25,000	25,313

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	95,000	85,738

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	350,000	379,797

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	60,000	51,450

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Health care cont.
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	$73,000	$54,476

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	134,000	133,330

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	23,000	21,793

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	40,000	37,800

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	45,000	44,831

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	200,000	205,000

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	160,000	175,600

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	170,000	173,931

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	90,000	91,575

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	14,000	15,785

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	15,000	15,164

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	60,000	61,608

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	95,000	92,625

Johnson & Johnson sr. unsec. notes 5.15s, 2018	329,000	360,205

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	88,000	88,220

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	70,000	74,025

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	40,000	35,200

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	30,000	31,200

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	453,000	456,690

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	50,000	51,375

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	680,000	647,700

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	220,000	224,067

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	54,000	56,430

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	284,000	300,330

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	40,000	39,900

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	19,000	19,095

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	29,000	29,073

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	63,000	67,253

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	60,000	63,900

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	$60,000	$59,550

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	235,000	255,151

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	383,499

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	541,791

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	541,540

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 7s, 2020	17,000	14,280

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	58,000	48,140

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	55,000	42,350

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	60,000	47,025

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	4,000	3,150

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	25,000	19,656

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	45,000	36,675

12,414,805
Technology (0.8%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	70,000	71,838

Apple, Inc. sr. unsec. notes 3.45s, 2024	275,000	292,887

Apple, Inc. sr. unsec. notes 2.1s, 2019	25,000	25,698

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	350,000	366,473

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	453,000	440,374

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	40,000	12,300

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	97,000	65,475

Cisco Systems, Inc. sr. unsec. unsub. notes 3.15s, 2017	595,000	608,417

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	238,703

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	45,000	45,422

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	523,916

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	76,000	79,056

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5s, 2025	270,000	291,564

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	110,000	111,100

First Data Corp. 144A notes 5 3/4s, 2024	80,000	79,992

First Data Corp. 144A sr. notes 5 3/8s, 2023	60,000	61,500

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 6s, 2022	39,000	41,340

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	24,000	24,840

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	255,000	318,832

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	150,000	167,775

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Technology cont.
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	$675,000	$664,060

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	195,000	177,450

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	22,000	22,660

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	525,000	529,265

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	77,000	80,850

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	30,000	31,613

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	50,000	54,250

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	85,000	73,525

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	65,000	53,138

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	520,761

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	368,296

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	203,502

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	70,000	68,775

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	200,000	203,702

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	34,000	15,300

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	169,326

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	100,000	108,500

7,212,475
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	165,000	154,688

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	76,931

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	370,535

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	365,046

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	80,229	90,057

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	75,937

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	252,435	256,221

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	79,975	83,774

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	208,000	202,800

1,675,989
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	60,000	68,100

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	440,000	425,700

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	20,000	19,350

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	100,000	112,000

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5s, 2044	55,000	56,141

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	266,257

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	66,163

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	35,000	37,100

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	100,000	96,000

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	$13,000	$13,634

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	10,000	10,525

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	25,000	19,815

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	260,314

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	402,000	458,745

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	205,000	212,743

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	6,000	6,120

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	437,111

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	5,000	4,625

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	90,000	89,550

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	5,000	4,538

EDP Finance BV 144A sr. unsec. unsub. notes 5 1/4s,
2021 (Netherlands)	200,000	208,634

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	835,000	764,025

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,180,000	1,079,700

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	88,542

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	275,605

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	39,671	43,143

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	34,000	32,725

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	126,158

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	113,860

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	347,892

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	75,000	34,875

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	30,000	13,800

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	172,000	86,000

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	204,031

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	57,000	36,765

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	240,035

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	115,000	100,689

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	505,000	485,766

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	210,000	194,837

Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7 3/4s, 2032	17,000	17,782

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value

Utilities and power cont.
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	$430,000	$571,427

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	359,496

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	152,531

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	110,000	109,588

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	25,000	23,250

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	349,045

Oncor Electric Delivery Co., LLC sr. notes 5.3s, 2042	110,000	128,354

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	145,868

Oncor Electric Delivery Co., LLC sr. notes 3 3/4s, 2045	560,000	525,731

Pacific Gas & Electric Co. sr. unsec. bonds 6.05s, 2034	153,000	195,096

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	985,000	1,002,028

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	501,212

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	15,302

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	270,899

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	467,000	356,088

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	25,000	23,495

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	53,000	51,489

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	34,000	30,309

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	24,000	21,176

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	60,000	55,200

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	54,000	15,660

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	155,000	105,013

Union Electric Co. sr. notes 6.4s, 2017	265,000	280,335

		12,447,987

Total corporate bonds and notes (cost $188,875,269)		$190,527,656

MORTGAGE-BACKED SECURITIES (4.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.4%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.933s,
2025 (Bermuda)	$302,341	$298,645

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037	123,914	204,392
IFB Ser. 2979, Class AS, 22.674s, 2034	5,725	6,252
IFB Ser. 3249, Class PS, 20.836s, 2036	166,540	254,519
IFB Ser. 3065, Class DC, 18.551s, 2035	203,441	300,530
IFB Ser. 2990, Class LB, 15.831s, 2034	175,091	226,721
Ser. 3391, PO, zero %, 2037	10,519	9,289

64 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3300, PO, zero %, 2037	$68,559	$61,249
Ser. 3206, Class EO, PO, zero %, 2036	6,835	6,211
Ser. 3326, Class WF, zero %, 2035	3,863	3,221

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.302s, 2036	41,176	81,207
IFB Ser. 06-8, Class HP, 22.979s, 2036	145,996	250,976
IFB Ser. 05-75, Class GS, 18.951s, 2035	70,610	98,952
IFB Ser. 05-106, Class JC, 18.781s, 2035	62,775	96,207
IFB Ser. 05-83, Class QP, 16.268s, 2034	32,618	43,136
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.433s, 2025	222,000	220,764
Ser. 13-1, Class MI, IO, 3s, 2043	1,589,110	149,710
Ser. 07-64, Class LO, PO, zero %, 2037	35,776	33,694
Ser. 07-14, Class KO, PO, zero %, 2037	32,606	28,557
Ser. 06-125, Class OX, PO, zero %, 2037	2,747	2,411
Ser. 06-84, Class OT, PO, zero %, 2036	4,397	3,852

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5s, 2040	527,709	91,261
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	110,963	17,661
Ser. 13-14, IO, 3 1/2s, 2042	1,291,456	132,878
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	2,371,722	151,197
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	2,163,583	245,288
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	1,537,566	210,424
Ser. 15-H25, Class BI, IO, 1.989s, 2065	3,674,382	439,823
Ser. 15-H26, Class EI, IO, 1.708s, 2065	2,188,780	232,886
Ser. 06-36, Class OD, PO, zero %, 2036	3,908	3,440

3,905,353
Commercial mortgage-backed securities (3.4%)
Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.339s, 2051	11,332,064	53,194

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.393s, 2041	260,146	3,652
FRB Ser. 04-4, Class XC, IO, 0.082s, 2042	150,886	130
FRB Ser. 05-1, Class XW, IO, zero %, 2042	2,219,365	222

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.836s, 2038	168,000	167,134
Ser. 05-T18, Class D, 5.134s, 2042	198,488	195,784
FRB Ser. 04-PR3I, Class X1, IO, 0.274s, 2041	355,592	2,169

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.477s, 2039	273,000	258,668
FRB Ser. 06-PW11, Class C, 5.477s, 2039	191,000	171,423
FRB Ser. 06-PW14, Class X1, IO, 0.643s, 2038	7,352,823	102,204

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.574s, 2047	196,000	201,244

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 6.085s, 2049	336,000	334,435
FRB Ser. 13-GC17, Class C, 5.105s, 2046	343,000	352,097

Dynamic Asset Allocation Conservative Fund 65

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026s, 2047	$280,000	$292,065
FRB Ser. 14-GC19, Class XA, IO, 1.301s, 2047	1,605,983	109,223

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.553s, 2049	58,493,517	217,596

COMM Mortgage Pass-Through Certificates
FRB Ser. 12-CR3, Class XA, IO, 2.104s, 2045	2,548,604	223,481
FRB Ser. 14-CR14, Class XA, IO, 0.862s, 2047	17,220,507	664,023

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	348,000	339,822
FRB Ser. 14-CR18, Class C, 4.738s, 2047 F	767,000	726,171
FRB Ser. 14-UBS6, Class C, 4.466s, 2047	579,000	555,002
FRB Ser. 12-CR1, Class XA, IO, 2.075s, 2045	6,683,574	556,191
FRB Ser. 13-LC13, Class XA, IO, 1.392s, 2046	4,083,468	233,738
FRB Ser. 14-LC15, Class XA, IO, 1.387s, 2047	11,897,290	788,790
FRB Ser. 14-CR18, Class XA, IO, 1.28s, 2047	3,004,306	192,696
FRB Ser. 14-CR17, Class XA, IO, 1.185s, 2047	4,281,005	269,395
FRB Ser. 14-UBS6, Class XA, IO, 1.068s, 2047	4,985,204	307,533

COMM Mortgage Trust 144A
FRB Ser. 12-CR2, Class E, 4.862s, 2045	250,000	224,133
FRB Ser. 13-CR9, Class D, 4.254s, 2045 F	337,000	312,761
Ser. 13-LC13, Class E, 3.719s, 2046 F	274,000	200,177
FRB Ser. 07-C9, Class AJFL, 1.132s, 2049	529,000	495,409
FRB Ser. 06-C8, Class XS, IO, 0.54s, 2046 F	24,844,024	63,826

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.984s, 2038	237,238	4

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	85,579	85,579

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.49s, 2044	306,000	325,042
FRB Ser. 11-LC3A, Class D, 5.47s, 2044	200,000	197,880

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, IO,
0.951s, 2020	368,784	5,532

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.818s, 2033	71,660	1

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E,
5.087s, 2042	135,681	135,342

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
3.186s, 2032 F	19,062	17,063

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.081s, 2045	2,457,391	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.475s, 2044	388,379	378,670

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.572s, 2043	1,372,473	3,485

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.611s, 2046	6,594,690	530,609

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.637s, 2044	$380,000	$387,068
FRB Ser. 12-GC6, Class D, 5.631s, 2045	503,000	470,828
FRB Ser. 12-GC6, Class E, 5s, 2045	478,000	415,382
FRB Ser. 13-GC12, Class D, 4.476s, 2046	786,000	651,688
FRB Ser. 06-GG6, Class XC, IO, zero %, 2038	457,804	5

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class XA, IO, 1.256s, 2047	7,460,403	335,718
FRB Ser. 14-C25, Class XA, IO, 1.006s, 2047	4,253,277	253,070

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	224,000	202,944
FRB Ser. 12-LC9, Class E, 4.42s, 2047	585,000	529,133

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	110,500	107,793
FRB Ser. 06-LDP7, Class B, 5.935s, 2045	251,000	124,320
FRB Ser. 05-LDP5, Class F, 5.529s, 2044	795,000	795,052
Ser. 06-LDP8, Class B, 5.52s, 2045	201,000	200,498
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,459,000	1,454,331
FRB Ser. 13-C10, Class C, 4.155s, 2047	455,000	434,798
FRB Ser. 13-C13, Class C, 4.054s, 2046 F	186,000	176,607
FRB Ser. 13-LC11, Class C, 3.958s, 2046	313,000	290,527
FRB Ser. 06-LDP8, Class X, IO, 0.534s, 2045	5,897,890	7,977

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.175s, 2051	267,000	267,881
FRB Ser. 07-CB20, Class C, 6.175s, 2051	192,000	174,877
FRB Ser. 12-C6, Class E, 5.192s, 2045	333,000	300,632
FRB Ser. 05-CB12, Class X1, IO, 0.418s, 2037	857,317	3,854
FRB Ser. 06-LDP6, Class X1, IO, 0.127s, 2043	2,138,276	21

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	45,392	46,395
Ser. 98-C4, Class H, 5.6s, 2035	95,781	97,552

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	44,242	44,233
Ser. 06-C1, Class AJ, 5.276s, 2041	348,237	347,245

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.34s, 2040	1,183,821	10,676
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	403,311	22

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.313s, 2048	508,000	458,760

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	267	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.837s, 2050	23,646	23,625

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.405s, 2039	773,332	1,074
FRB Ser. 05-MCP1, Class XC, IO, 0.02s, 2043	510,473	2

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.322s, 2044	$19,221	$236
FRB Ser. 06-C4, Class X, IO, 5.48s, 2045	930,265	55,165
FRB Ser. 07-C5, Class X, IO, 5.099s, 2049	221,644	22,851

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-2, Class AJ, 5.954s, 2046	184,000	184,890
FRB Ser. 06-2, Class AM, 5.954s, 2046	220,000	220,026

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.414s, 2046	743,000	793,946
FRB Ser. 14-C17, Class XA, IO, 1.268s, 2047	4,652,092	299,130

Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class AM, 5.891s, 2041	243,000	243,129
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	234,000	230,888
Ser. 07-HQ11, Class C, 5.558s, 2044	225,000	214,313
Ser. 07-HQ11, Class AJ, 5.508s, 2044	226,000	225,706

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.178s, 2049	307,000	304,298
FRB Ser. 11-C3, Class E, 5.178s, 2049	113,000	110,186

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8s, 2038	385,476	96,369

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C4, Class XA, IO, 1.807s, 2045	2,045,264	172,085
FRB Ser. 12-C2, Class XA, IO, 1.664s, 2063	9,811,353	588,119

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.896s, 2043	190,000	189,981

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.078s, 2045	4,927,962	1,183
FRB Ser. 05-C18, Class XC, IO, 0.014s, 2042	936,152	94

Wells Fargo Commercial Mortgage Trust
Ser. 12-LC5, Class AS, 3.539s, 2045 F	215,000	219,898
FRB Ser. 14-LC16, Class XA, IO, 1.459s, 2050	4,026,760	290,088

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.298s, 2046 F	658,000	523,110

WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 4.837s, 2045	934,000	949,878
Ser. 14-C19, Class C, 4.646s, 2047	160,000	156,272
Ser. 13-C18, Class AS, 4.387s, 2046	258,000	283,612
Ser. 13-UBS1, Class AS, 4.306s, 2046	195,000	213,174
Ser. 12-C8, Class AS, 3.66s, 2045	229,000	240,087
Ser. 13-C12, Class AS, 3.56s, 2048	257,000	269,554

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	642,000	643,605
FRB Ser. 11-C3, Class D, 5.62s, 2044	282,000	286,145
FRB Ser. 11-C2, Class D, 5.602s, 2044	291,000	291,640
Ser. 11-C4, Class E, 5.265s, 2044	482,000	471,733
FRB Ser. 12-C9, Class D, 4.803s, 2045	591,000	522,799
FRB Ser. 13-C15, Class D, 4.48s, 2046	262,000	231,188
Ser. 14-C19, Class D, 4.234s, 2047	409,000	326,766

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C10, Class XA, IO, 1.736s, 2045	$3,606,340	$287,678
FRB Ser. 13-C12, Class XA, IO, 1.407s, 2048	1,076,768	69,083
FRB Ser. 12-C9, Class XB, IO, 0.707s, 2045	6,676,000	275,051

29,412,139
Residential mortgage-backed securities (non-agency) (0.9%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.505s, 2036	350,000	262,705
FRB Ser. 15-RR5, Class 2A3, 1.392s, 2046	120,000	76,479

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.321s, 2035	222,201	171,095
FRB Ser. 06-OA10, Class 1A1, 1.311s, 2046	334,014	238,049
FRB Ser. 06-OA7, Class 1A2, 1.291s, 2046	1,001,141	720,822
FRB Ser. 05-38, Class A3, 0.783s, 2035	825,564	651,880
FRB Ser. 05-59, Class 1A1, 0.758s, 2035	904,363	698,987
FRB Ser. 06-OC2, Class 2A3, 0.723s, 2036 F	218,807	190,362
FRB Ser. 06-OA10, Class 4A1, 0.623s, 2046	1,248,777	842,925

Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Notes FRB Ser. 16-HQA1, Class M3,
6.791s, 2028	680,000	704,936

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.133s, 2028	450,000	453,057
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
6.435s, 2028	330,000	341,286

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1,
0.983s, 2035	500,000	360,600

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.735s, 2035	574,654	224,115
Ser. 15-R4, Class CB1, 0.598s, 2047 F	100,000	71,500

Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9,
0.956s, 2035	839,000	655,091

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.393s, 2045	527,535	459,641
FRB Ser. 05-AR19, Class A1C3, 0.933s, 2045	88,533	71,614
FRB Ser. 05-AR13, Class A1C3, 0.923s, 2045	236,044	190,743
FRB Ser. 05-AR11, Class A1B3, 0.833s, 2045	565,177	497,048

		7,882,935

Total mortgage-backed securities (cost $42,138,530)		$41,200,427

ASSET-BACKED SECURITIES (2.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017	$1,615,000	$1,615,000
FRB Ser. 15-4, Class A, 1.402s, 2016	1,320,000	1,320,000
FRB Ser. 15-2, Class A, 1.235s, 2016	1,726,000	1,726,000
FRB Ser. 14-3, Class A, 1.056s, 2016	9,934,000	9,934,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	6,199,000	6,199,000

Total asset-backed securities (cost $20,794,000)		$20,794,000

Dynamic Asset Allocation Conservative Fund 69

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (0.8%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. notes 8s, 2020 (Argentina)		$141,600	$152,928

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		737,472	744,847

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		525,764	629,603

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	4,564	1,150,799

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$450,000	487,125

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		650,000	669,500

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		200,000	185,750

Croatia (Republic of) 144A sr. unsec. unsub. notes 6s,
2024 (Croatia)		200,000	218,000

Indonesia (Republic of) 144A sr. unsec. notes 5 1/4s,
2042 (Indonesia)		320,000	321,563

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)		200,000	208,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)		200,000	221,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3 3/8s,
2023 (Indonesia)		200,000	195,760

Peru (Republic of) sr. unsec. unsub. bonds 4 1/8s, 2027 (Peru)		385,000	403,576

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)		600,000	606,750

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		460,000	463,450

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)		200,000	190,892

Total foreign government and agency bonds and notes (cost $7,484,109)			$6,850,043

SENIOR LOANS (0.1%)* [c]		Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		$138,342	$91,997

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017		550,805	505,191

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017		39,800	36,467

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021		147,375	119,742

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020		24,100	23,498

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		68,212	64,205

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		64,335	47,903

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020		82,881	75,744

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		82,302	23,113

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		845	237

Total senior loans (cost $1,174,299)			$988,097

70 Dynamic Asset Allocation Conservative Fund

PREFERRED STOCKS (—%)*		Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP		2,035	$49,878

HSBC USA, Inc. $0.88 pfd.		7,650	174,726

M/I Homes, Inc. Ser. A, $2.438 pfd.		1,946	48,650

Total preferred stocks (cost $259,144)			$273,254

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R		5,720	$148,636

Total convertible preferred stocks (cost $104,547)			$148,636

INVESTMENT COMPANIES (—%)*		Shares	Value

Hercules Capital, Inc.		3,349	$40,221

Medley Capital Corp. S		7,073	46,682

Solar Capital, Ltd.		2,767	47,814

Total investment companies (cost $162,136)			$134,717

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R		$27,000	$27,778

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018		59,000	82,895

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018		28,000	16,695

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020		9,000	5,237

Total convertible bonds and notes (cost $108,592)			$132,605

SHORT-TERM INVESTMENTS (33.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	12,496,518	$12,496,518

Putnam Money Market Liquidity Fund 0.30% L	Shares	94,225,043	94,225,043

Putnam Short Term Investment Fund 0.44% L	Shares	175,779,489	175,779,489

U.S. Treasury Bills 0.29%, June 9, 2016 Δ §		$1,789,000	1,788,376

U.S. Treasury Bills 0.30%, May 19, 2016 # Δ §		226,000	225,960

U.S. Treasury Bills 0.30%, May 12, 2016 # Δ §		636,000	635,930

U.S. Treasury Bills 0.31%, May 5, 2016 # Δ §		1,397,000	1,396,880

U.S. Treasury Bills 0.07%, April 14, 2016 # Δ §		3,946,000	3,945,854

U.S. Treasury Bills 0.07%, April 7, 2016 # Δ §		2,266,000	2,265,955

Total short-term investments (cost $292,759,243)			$292,760,005

TOTAL INVESTMENTS

Total investments (cost $1,059,018,094)			$1,081,319,196

Key to holding’s currency abbreviations
BRL	Brazilian Real

CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period

Dynamic Asset Allocation Conservative Fund 71

BKNT	Bank Note

bp	Basis Points

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

GMTN	Global Medium Term Notes

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changesi n the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only

MTN	Medium Term Notes

OJSC	Open Joint Stock Company

PO	Principal Only

REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States excep tpursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $874,101,362.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $461,562,250 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

72 Dynamic Asset Allocation Conservative Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $62,603,382) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$342,704	$347,057	$(4,353)

	British Pound	Buy	6/15/16	630,942	616,011	14,931

	Canadian Dollar	Sell	4/20/16	527,064	484,198	(42,866)

	Czech Koruna	Buy	6/15/16	92,001	110,878	(18,877)

	Euro	Sell	6/15/16	1,020,313	1,001,765	(18,548)

	Hong Kong Dollar	Sell	5/18/16	788,314	784,239	(4,075)

	Japanese Yen	Sell	5/18/16	676,812	669,299	(7,513)

	Mexican Peso	Buy	4/20/16	1,126,955	1,106,715	20,240

	Mexican Peso	Sell	4/20/16	1,126,955	1,056,531	(70,424)

	New Zealand Dollar	Buy	4/20/16	678,180	668,682	9,498

	Norwegian Krone	Sell	6/15/16	228,432	218,308	(10,124)

	South Korean Won	Buy	5/18/16	54,889	67,235	(12,346)

	Swedish Krona	Buy	6/15/16	342,923	332,095	10,828

Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	327,920	322,959	4,961

	Australian Dollar	Sell	4/20/16	327,920	305,156	(22,764)

	Canadian Dollar	Buy	4/20/16	333,024	327,863	5,161

	Canadian Dollar	Sell	4/20/16	333,024	311,100	(21,924)

	Euro	Buy	6/15/16	1,088,167	1,058,771	29,396

	Hong Kong Dollar	Buy	5/18/16	267,589	266,838	751

	Mexican Peso	Buy	4/20/16	871,405	849,079	22,326

	Mexican Peso	Sell	4/20/16	871,405	849,675	(21,730)

	New Zealand Dollar	Buy	4/20/16	411,121	405,041	6,080

	Norwegian Krone	Sell	6/15/16	1,278,720	1,242,235	(36,485)

	Singapore Dollar	Buy	5/18/16	179,655	169,733	9,922

	Swedish Krona	Buy	6/15/16	1,325,099	1,272,713	52,386

	Swiss Franc	Buy	6/15/16	503,703	489,472	14,231

Citibank, N.A.
	Australian Dollar	Buy	4/20/16	329,146	318,486	10,660

	British Pound	Buy	6/15/16	698,748	692,091	6,657

	Canadian Dollar	Sell	4/20/16	1,710,242	1,620,132	(90,110)

	Danish Krone	Sell	6/15/16	337,749	326,532	(11,217)

	Euro	Sell	6/15/16	654,816	639,522	(15,294)

	Mexican Peso	Buy	4/20/16	843,937	833,862	10,075

Dynamic Asset Allocation Conservative Fund 73

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $62,603,382) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.
	Mexican Peso	Sell	4/20/16	$843,937	$776,755	$(67,182)

	New Zealand Dollar	Buy	4/20/16	945,101	921,758	23,343

	Singapore Dollar	Buy	5/18/16	38,275	45,916	(7,641)

	South African Rand	Buy	4/20/16	648,675	590,375	58,300

	South African Rand	Sell	4/20/16	648,675	597,637	(51,038)

	South Korean Won	Buy	5/18/16	636,133	603,911	32,222

	South Korean Won	Sell	5/18/16	632,831	606,002	(26,829)

Credit Suisse International
	Australian Dollar	Buy	4/20/16	282,880	221,530	61,350

	British Pound	Buy	6/15/16	335,439	338,082	(2,643)

	Canadian Dollar	Sell	4/20/16	503,502	470,611	(32,891)

	Euro	Sell	6/15/16	637,368	608,419	(28,949)

	Hong Kong Dollar	Sell	5/18/16	534,534	528,606	(5,928)

	Japanese Yen	Buy	5/18/16	638,280	633,116	5,164

	New Taiwan Dollar	Buy	5/18/16	25,583	36,812	(11,229)

	New Zealand Dollar	Buy	4/20/16	1,153,114	1,142,973	10,141

	Norwegian Krone	Sell	6/15/16	2,008,956	1,946,765	(62,191)

	Swiss Franc	Buy	6/15/16	328,116	318,957	9,159

Deutsche Bank AG
	Japanese Yen	Buy	5/18/16	603,816	607,282	(3,466)

	Japanese Yen	Sell	5/18/16	625,974	583,069	(42,905)

	New Zealand Dollar	Buy	4/20/16	630,873	590,436	40,437

Goldman Sachs International
	Australian Dollar	Buy	4/20/16	652,776	638,411	14,365

	Australian Dollar	Sell	4/20/16	652,776	642,827	(9,949)

	British Pound	Sell	6/15/16	656,944	662,707	5,763

	Canadian Dollar	Buy	4/20/16	649,724	702,941	(53,217)

	Euro	Sell	6/15/16	266,511	263,994	(2,517)

	Japanese Yen	Sell	5/18/16	81,576	35,465	(46,111)

	New Zealand Dollar	Buy	4/20/16	1,209,399	1,124,120	85,279

	South African Rand	Buy	4/20/16	648,675	593,351	55,324

	South African Rand	Sell	4/20/16	648,675	597,376	(51,299)

	South Korean Won	Buy	5/18/16	11,582	18,018	(6,436)

	Swedish Krona	Buy	6/15/16	106,379	134,864	(28,485)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/20/16	795,408	763,106	(32,302)

	Euro	Buy	6/15/16	309,162	301,086	8,076

	Hong Kong Dollar	Sell	5/18/16	592,122	588,477	(3,645)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	327,843	375,632	(47,789)

	British Pound	Buy	6/15/16	631,085	616,153	14,932

	Canadian Dollar	Sell	4/20/16	464,154	374,785	(89,369)

74 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $62,603,382) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	JPMorgan Chase Bank N.A. cont.
	Euro	Sell	6/15/16	$1,657,339	$1,584,414	$(72,925)

	Hong Kong Dollar	Sell	5/18/16	591,400	589,648	(1,752)

	Japanese Yen	Sell	5/18/16	672,372	655,372	(17,000)

	Mexican Peso	Buy	4/20/16	945,360	923,883	21,477

	Mexican Peso	Sell	4/20/16	945,360	930,940	(14,420)

	New Zealand Dollar	Buy	4/20/16	792,269	758,820	33,449

	Norwegian Krone	Sell	6/15/16	2,017,376	1,948,941	(68,435)

	Singapore Dollar	Buy	5/18/16	22,253	28,436	(6,183)

	South Korean Won	Buy	5/18/16	42,999	39,564	3,435

	Swedish Krona	Buy	6/15/16	213,192	208,561	4,631

	Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/20/16	990,501	1,011,565	(21,064)

	British Pound	Sell	6/15/16	299,956	319,335	19,379

	Canadian Dollar	Sell	4/20/16	553,013	515,584	(37,429)

	Euro	Sell	6/15/16	654,018	623,660	(30,358)

	Japanese Yen	Buy	5/18/16	683,730	636,967	46,763

	New Zealand Dollar	Buy	4/20/16	1,466,789	1,422,598	44,191

	Norwegian Krone	Sell	6/15/16	1,462,719	1,399,138	(63,581)

	Swedish Krona	Buy	6/15/16	1,388,959	1,383,312	5,647

	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	652,776	609,025	43,751

	Canadian Dollar	Sell	4/20/16	248,170	222,705	(25,465)

	Euro	Sell	6/15/16	993,172	957,251	(35,921)

	New Taiwan Dollar	Buy	5/18/16	25,580	37,703	(12,123)

	South Korean Won	Buy	5/18/16	48,079	51,750	(3,671)

	UBS AG
	Australian Dollar	Buy	4/20/16	322,788	255,497	67,291

	British Pound	Buy	6/15/16	1,858,492	1,831,745	26,747

	Canadian Dollar	Sell	4/20/16	41,272	31,823	(9,449)

	Euro	Buy	6/15/16	658,237	651,541	6,696

	Japanese Yen	Sell	5/18/16	504,130	520,339	16,209

	New Taiwan Dollar	Buy	5/18/16	532	10,042	(9,510)

	New Zealand Dollar	Buy	4/20/16	614,506	600,081	14,425

	WestPac Banking Corp.
	Australian Dollar	Buy	4/20/16	643,507	633,778	9,729

	Australian Dollar	Sell	4/20/16	643,507	584,621	(58,886)

	Canadian Dollar	Buy	4/20/16	195,891	258,145	(62,254)

	Total					$(657,309)

Dynamic Asset Allocation Conservative Fund 75

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	147	$4,902,721	Jun-16	$(101,617)

MSCI EAFE Index Mini (Short)	280	22,757,000	Jun-16	81,245

Russell 2000 Index Mini (Short)	58	6,435,680	Jun-16	(239,790)

S&P 500 Index (Long)	4	2,051,500	Jun-16	14,158

S&P 500 Index E-Mini (Short)	402	41,235,150	Jun-16	(1,447,995)

S&P Mid Cap 400 Index
E-Mini (Long)	2	288,240	Jun-16	3,976

S&P Mid Cap 400 Index
E-Mini (Short)	39	5,620,680	Jun-16	(235,232)

U.S. Treasury Bond 30 yr (Long)	68	11,181,750	Jun-16	(153,135)

U.S. Treasury Bond Ultra
30 yr (Long)	143	24,671,969	Jun-16	(420,613)

U.S. Treasury Bond Ultra
30 yr (Short)	3	517,594	Jun-16	8,807

U.S. Treasury Note 2 yr (Long)	383	83,781,250	Jun-16	18,972

U.S. Treasury Note 2 yr (Short)	44	9,625,000	Jun-16	1,975

U.S. Treasury Note 5 yr (Long)	664	80,452,938	Jun-16	125,866

U.S. Treasury Note 5 yr (Short)	45	5,452,383	Jun-16	(5,363)

U.S. Treasury Note 10 yr (Long)	220	28,685,938	Jun-16	(196,453)

U.S. Treasury Note 10 yr (Short)	314	40,942,656	Jun-16	281,274

U.S. Treasury Note Ultra
10 yr (Short)	10	1,407,500	Jun-16	(20,411)

Total				$(2,284,336)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $17,496,367) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	$1,000,000	4/13/16	$1,048,594

Federal National Mortgage Association, 3s, April 1, 2046	15,000,000	4/13/16	15,387,891

Government National Mortgage Association, 4s,
April 1, 2046	1,000,000	4/20/16	1,069,297

Total			$17,505,782

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$909,900 E	$3,508	6/15/18	3 month USD-	0.90%	$556
			LIBOR-BBA

36,235,200 E	(82,744)	6/15/18	3 month USD-	1.20%	133,762
			LIBOR-BBA

39,838,700 E	89,553	6/15/18	1.20%	3 month USD-	(148,483)
				LIBOR-BBA

17,683,100 E	(125,033)	6/15/26	3 month USD-	1.90%	234,587
			LIBOR-BBA

76 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$20,343,400 E	$143,293	6/15/26	1.90%	3 month USD-	$(270,430)
				LIBOR-BBA

8,372,100 E	79,868	6/15/21	3 month USD-	1.25%	87,428
			LIBOR-BBA

5,100,500 E	(82,174)	6/15/26	1.65%	3 month USD-	(65,465)
				LIBOR-BBA

392,900 E	(11,123)	6/15/46	2.10%	3 month USD-	(5,905)
				LIBOR-BBA

31,679,200 E	(10,095)	6/15/21	3 month USD-	1.45%	328,460
			LIBOR-BBA

23,218,600 E	6,345	6/15/21	1.45%	3 month USD-	(241,792)
				LIBOR-BBA

5,089,300 E	(34,698)	6/15/46	3 month USD-	2.25%	78,005
			LIBOR-BBA

1,291,800 E	8,653	6/15/46	2.25%	3 month USD-	(19,954)
				LIBOR-BBA

2,000,000	(26)	3/18/26	1.78722%	3 month USD-	(27,694)
				LIBOR-BBA

2,000,000	(26)	3/18/26	1.79757%	3 month USD-	(29,656)
				LIBOR-BBA

Total	$(14,699)				$53,419

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$45,829	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(407)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

488,834	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,262)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

144,064	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,256)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,106	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

301,593	—	1/12/40	4.50% (1 month	Synthetic MBX Index	1,625
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

29,096	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(129)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Conservative Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$129,248	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$1,180
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	69,328	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(688)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	277,261	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(772)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	51,394	—	1/12/40	5.00% (1 month	Synthetic MBX Index	81
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,046,436	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,804
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	318,836	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,102)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	337,053	—	1/12/41	5.00% (1 month	Synthetic MBX Index	903
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	218	—	12/16/16	(3 month USD-	A basket	334,221
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	4,862	—	11/23/16	3 month USD-	Russell 1000 Total	(2,148,986)
				LIBOR-BBA plus	Return Index
				0.02%

Credit Suisse International
	$448,889	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,914)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	201,893	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(2,759)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	61,314	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(116)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	9,713	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	113,954	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,011)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	113,954	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,011)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

78 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$760,263	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(6,628)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

117,543	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,025)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

538,702	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(4,864)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

15,530	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(54)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

18,692	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(65)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

630,278	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,493)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

344,192	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,190)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Total	$—				$(1,844,923)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$957	$14,000	5/11/63	300 bp	$101
Index

CMBX NA BBB–	BBB–/P	1,868	31,000	5/11/63	300 bp	(26)
Index

CMBX NA BBB–	BBB–/P	3,828	62,000	5/11/63	300 bp	38
Index

CMBX NA BBB–	BBB–/P	3,648	64,000	5/11/63	300 bp	(263)
Index

Credit Suisse International
CMBX NA BB Index	—	(13,997)	793,000	5/11/63	(500 bp)	73,810

CMBX NA BBB–	BBB–/P	1,707	130,000	5/11/63	300 bp	(6,210)
Index

CMBX NA BBB–	BBB–/P	5,211	360,000	5/11/63	300 bp	(16,791)
Index

CMBX NA BBB–	BBB–/P	7,032	205,000	1/17/47	300 bp	(11,422)
Index

Dynamic Asset Allocation Conservative Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB–	BBB–/P	$10,464	$294,000	1/17/47	300 bp	$(16,001)
Index

CMBX NA BBB–	BBB–/P	210,071	2,812,000	1/17/47	300 bp	(43,056)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(187)	27,000	5/11/63	300 bp	(1,837)
Index

CMBX NA BBB–	BBB–/P	29	8,000	1/17/47	300 bp	(692)
Index

CMBX NA BBB–	BBB–/P	29	8,000	1/17/47	300 bp	(692)
Index

CMBX NA BBB–	BBB–/P	73	17,000	1/17/47	300 bp	(1,458)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(1,470)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(1,470)
Index

CMBX NA BBB–	BBB–/P	71	18,000	1/17/47	300 bp	(1,550)
Index

CMBX NA BB Index	—	(804)	94,000	5/11/63	(500 bp)	9,604

CMBX NA BB Index	—	(710)	67,000	5/11/63	(500 bp)	6,708

CMBX NA BB Index	—	555	33,000	5/11/63	(500 bp)	4,209

CMBX NA BB Index	—	678	30,000	5/11/63	(500 bp)	4,000

CMBX NA BB Index	—	297	29,000	5/11/63	(500 bp)	3,508

CMBX NA BB Index	—	34	28,000	5/11/63	(500 bp)	3,134

CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	2,427

CMBX NA BB Index	—	(46)	23,000	1/17/47	(500 bp)	3,527

CMBX NA BBB–	BBB–/P	(47)	5,000	5/11/63	300 bp	(352)
Index

CMBX NA BBB–	BBB–/P	(201)	20,000	5/11/63	300 bp	(1,423)
Index

CMBX NA BBB–	BBB–/P	(80)	20,000	5/11/63	300 bp	(1,303)
Index

CMBX NA BBB–	BBB–/P	(169)	21,000	5/11/63	300 bp	(1,452)
Index

CMBX NA BBB–	BBB–/P	(400)	24,000	5/11/63	300 bp	(1,867)
Index

CMBX NA BBB–	BBB–/P	(305)	28,000	5/11/63	300 bp	(2,017)
Index

CMBX NA BBB–	BBB–/P	594	52,000	5/11/63	300 bp	(2,584)
Index

CMBX NA BBB–	BBB–/P	(562)	56,000	5/11/63	300 bp	(3,984)
Index

80 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$119	$4,000	1/17/47	300 bp	$(242)
Index

CMBX NA BBB–	BBB–/P	478	15,000	1/17/47	300 bp	(872)
Index

CMBX NA BBB–	BBB–/P	1,510	35,000	1/17/47	300 bp	(1,640)
Index

CMBX NA BBB–	BBB–/P	1,409	35,000	1/17/47	300 bp	(1,742)
Index

CMBX NA BBB–	BBB–/P	1,409	35,000	1/17/47	300 bp	(1,742)
Index

CMBX NA BBB–	BBB–/P	738	35,000	1/17/47	300 bp	(2,413)
Index

CMBX NA BBB–	BBB–/P	1,496	36,000	1/17/47	300 bp	(1,744)
Index

CMBX NA BBB–	BBB–/P	1,545	51,000	1/17/47	300 bp	(3,046)
Index

CMBX NA BBB–	BBB–/P	1,766	59,000	1/17/47	300 bp	(3,545)
Index

CMBX NA BBB–	BBB–/P	9,571	69,000	1/17/47	300 bp	3,360
Index

CMBX NA BBB–	BBB–/P	10,824	112,000	1/17/47	300 bp	742
Index

CMBX NA BBB–	BBB–/P	29,847	150,000	1/17/47	300 bp	16,344
Index

CMBX NA BBB–	BBB–/P	28,814	217,000	1/17/47	300 bp	9,281
Index

CMBX NA BBB–	BBB–/P	60,298	421,000	1/17/47	300 bp	22,401
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(377)	70,000	5/11/63	(300 bp)	3,902
Index

CMBX NA BBB–	—	(1,632)	68,000	5/11/63	(300 bp)	2,524
Index

CMBX NA BBB–	—	(3,505)	55,000	5/11/63	(300 bp)	(144)
Index

CMBX NA BBB–	—	(876)	34,000	5/11/63	(300 bp)	1,202
Index

CMBX NA BBB–	BBB–/P	1,881	34,000	1/17/47	300 bp	(1,179)
Index

CMBX NA BBB–	BBB–/P	3,586	68,000	1/17/47	300 bp	(2,535)
Index

CMBX NA BBB–	BBB–/P	1,830	70,000	1/17/47	300 bp	(4,471)
Index

CMBX NA BBB–	BBB–/P	11,022	112,000	1/17/47	300 bp	940
Index

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.
CMBX NA BBB–	BBB–/P	$28,691	$217,000	1/17/47	300 bp	$9,157
Index

CMBX NA BBB–	BBB–/P	36,024	298,000	1/17/47	300 bp	9,205
Index

Total		$455,998				$46,889

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$(79,079)	$10,242,000	12/20/20	500 bp	$231,816
Index

NA HY Series 25	B+/P	(40,892)	11,877,000	12/20/20	500 bp	(401,416)
Index

NA IG Series 25	BBB+/P	(338,674)	76,900,000	12/20/20	100 bp	72,167
Index

Total		$(458,645)				$(97,433)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

82 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$10,137,235	$2,944,221	$—

Capital goods	19,807,980	2,297,978	—

Communication services	11,270,151	2,842,904	—

Conglomerates	—	682,073	—

Consumer cyclicals	47,288,974	6,151,139	—

Consumer staples	25,966,279	5,315,890	—

Energy	15,802,728	3,666,292	148

Financials	52,134,399	9,131,313	—

Health care	38,068,915	4,653,413	—

Technology	54,053,796	577,317	—

Transportation	8,785,766	1,331,360	—

Utilities and power	8,520,110	2,353,315	—

Total common stocks	291,836,333	41,947,215	148

Asset-backed securities	—	—	20,794,000

Convertible bonds and notes	—	132,605	—

Convertible preferred stocks	—	148,636	—

Corporate bonds and notes	—	190,026,053	501,603

Foreign government and agency bonds and notes	—	6,850,043	—

Investment companies	134,717	—	—

Mortgage-backed securities	—	39,829,388	1,371,039

Preferred stocks	224,604	48,650	—

Senior loans	—	988,097	—

U.S. government and agency mortgage obligations	—	193,726,060	—

Short-term investments	270,004,532	22,755,473	—

Totals by level	$562,200,186	$496,452,220	$22,666,790

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(657,309)	$—

Futures contracts	(2,284,336)	—	—

TBA sale commitments	—	(17,505,782)	—

Interest rate swap contracts	—	68,118	—

Total return swap contracts	—	(1,844,923)	—

Credit default contracts	—	(47,897)	—

Totals by level	$(2,284,336)	$(19,987,793)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Dynamic Asset Allocation Conservative Fund 83

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	3/31/16

Common
stocks*:

Energy	$588	$—	$—	$(440)	$—	$—	$—	$—	$148

Total common
stocks	$588	$—	$—	$(440)	$—	$—	$—	$—	$148

Asset-backed
securities	$19,179,000	$—	$—	$—	$1,615,000	$—	$—	$—	$20,794,000

Corporate
bonds and notes	$501,604	(16,694)	—	16,693	—	—	—	—	$501,603

Mortgage-
backed
securities	$1,864,787	(106,829)	8,057	(154,169)	707,395	(231,954)	2,169	(718,417)	$1,371,039

Totals	$21,545,979	$(123,523)	$8,057	$(137,916)	$2,322,395	$(231,954)	$2,169	$(718,417)	$22,666,790

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(48,241) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

84 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $12,227,944 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $776,517,044)	$798,818,146
Affiliated issuers (identified cost $282,501,050) (Notes 1 and 5)	282,501,050

Cash	421,955

Foreign currency (cost $20,533) (Note 1)	21,917

Dividends, interest and other receivables	4,216,368

Receivable for shares of the fund sold	4,672,488

Receivable for investments sold	674,856

Receivable for sales of delayed delivery securities (Note 1)	8,278,575

Receivable for variation margin (Note 1)	813,626

Unrealized appreciation on forward currency contracts (Note 1)	1,015,778

Unrealized appreciation on OTC swap contracts (Note 1)	530,938

Premium paid on OTC swap contracts (Note 1)	24,128

Prepaid assets	59,704

Total assets	1,102,049,529

LIABILITIES
Payable for investments purchased	4,292,169

Payable for purchases of delayed delivery securities (Note 1)	184,078,305

Payable for shares of the fund repurchased	3,402,421

Payable for compensation of Manager (Note 2)	380,890

Payable for custodian fees (Note 2)	57,808

Payable for investor servicing fees (Note 2)	241,071

Payable for Trustee compensation and expenses (Note 2)	197,176

Payable for administrative services (Note 2)	2,672

Payable for distribution fees (Note 2)	417,345

Payable for variation margin (Note 1)	242,687

Unrealized depreciation on OTC swap contracts (Note 1)	2,328,972

Premium received on OTC swap contracts (Note 1)	480,126

Unrealized depreciation on forward currency contracts (Note 1)	1,673,087

TBA sale commitments, at value (proceeds receivable $17,496,367) (Note 1)	17,505,782

Collateral on securities loaned, at value (Note 1)	12,496,518

Other accrued expenses	151,138

Total liabilities	227,948,167

Net assets	$874,101,362

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$851,837,961

Undistributed net investment income (Note 1)	6,283,961

Distributions in excess of gains on investments and foreign currency transactions (Note 1)	(1,533,102)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	17,512,542

Total — Representing net assets applicable to capital shares outstanding	$874,101,362

(Continued on next page)

Dynamic Asset Allocation Conservative Fund 85

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($495,367,601 divided by 49,454,708 shares)	$10.02

Offering price per class A share (100/94.25 of $10.02)*	$10.63

Net asset value and offering price per class B share ($19,904,280 divided by 2,002,706 shares)**	$9.94

Net asset value and offering price per class C share ($105,632,451 divided by 10,676,037 shares)**	$9.89

Net asset value and redemption price per class M share ($13,660,671 divided by 1,379,201 shares)	$9.90

Offering price per class M share (100/96.50 of $9.90)*	$10.26

Net asset value, offering price and redemption price per class R share
($6,796,118 divided by 660,578 shares)	$10.29

Net asset value, offering price and redemption price per class R5 share
($935,175 divided by 93,089 shares)	$10.05

Net asset value, offering price and redemption price per class R6 share
($52,097,278 divided by 5,182,810 shares)	$10.05

Net asset value, offering price and redemption price per class Y share
($179,707,788 divided by 17,881,119 shares)	$10.05

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $358,644 from investments in affiliated issuers) (Note 5)	$6,344,924

Dividends (net of foreign tax of $2,721)	3,631,788

Securities lending (Note 1)	35,739

Total investment income	10,012,451

EXPENSES
Compensation of Manager (Note 2)	2,068,185

Investor servicing fees (Note 2)	687,005

Custodian fees (Note 2)	73,967

Trustee compensation and expenses (Note 2)	29,735

Distribution fees (Note 2)	1,210,178

Administrative services (Note 2)	13,116

Other	241,041

Total expenses	4,323,227

Expense reduction (Note 2)	(4,355)

Net expenses	4,318,872

Net investment income	5,693,579

Net realized loss on investments (Notes 1 and 3)	(1,369,454)

Net increase from payments by affiliates (Note 2)	533

Net realized gain on swap contracts (Note 1)	2,433,750

Net realized gain on futures contracts (Note 1)	4,677,433

Net realized loss on foreign currency transactions (Note 1)	(462,107)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(551,011)

Net unrealized appreciation of investments, futures contracts, swap contracts and TBA sale
commitments during the period	7,347,181

Net gain on investments	12,076,325

Net increase in net assets resulting from operations	$17,769,904

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 87

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$5,693,579	$9,242,739

Net realized gain on investments
and foreign currency transactions	5,280,155	44,561,731

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	6,796,170	(46,324,842)

Net increase in net assets resulting from operations	17,769,904	7,479,628

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,502,691)	(8,130,584)

Class B	(113,573)	(226,438)

Class C	(537,488)	(741,775)

Class M	(84,730)	(134,793)

Class R	(46,398)	(114,026)

Class R5	(5,103)	(4,898)

Class R6	(300,522)	(206,735)

Class Y	(1,649,434)	(2,093,677)

Net realized short-term gain on investments

Class A	(6,331,721)	(8,591,353)

Class B	(268,687)	(429,650)

Class C	(1,162,805)	(1,223,688)

Class M	(159,567)	(191,439)

Class R	(74,442)	(124,138)

Class R5	(3,230)	(4,210)

Class R6	(310,347)	(104,424)

Class Y	(1,982,280)	(1,592,297)

From net realized long-term gain on investments
Class A	(19,899,694)	(18,722,665)

Class B	(844,445)	(936,313)

Class C	(3,654,530)	(2,666,715)

Class M	(501,495)	(417,194)

Class R	(233,962)	(270,526)

Class R5	(10,152)	(9,174)

Class R6	(975,377)	(227,565)

Class Y	(6,230,021)	(3,470,005)

Increase from capital share transactions (Note 4)	176,447,126	160,239,992

Total increase in net assets	144,334,336	117,085,338

NET ASSETS

Beginning of period	729,767,026	612,681,688

End of period (including undistributed net investment
income of $6,283,961 and $7,830,321, respectively)	$874,101,362	$729,767,026

* Unaudited.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 89

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
March 31, 2016**	$10.46	.08	.16	.24	(.10)	(.58)	(.68)	—	$10.02	2.31*	$495,368	.52*	.74*	276*
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	—	10.46	1.58	463,857	1.02	1.41	559 [f]
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	—	11.14	9.45	431,523	1.03	1.83	583 [f]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	—	10.35	6.46	384,651	1.05	1.99	305 [g]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	—	(.16)	—	9.88	13.76	376,279	1.07	2.21	278 [g]
September 30, 2011	9.08	.20	(.12) [h]	.08	(.33)	—	(.33)	— [d,e]	8.83	.84	352,757	1.07	2.12	288 [g]

Class B
March 31, 2016**	$10.39	.04	.15	.19	(.06)	(.58)	(.64)	—	$9.94	1.84*	$19,904	.90*	.36*	276* [f]
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	—	10.39	.94	20,513	1.77	.65	559 [f]
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	—	11.06	8.58	23,367	1.78	1.08	583 [f]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	—	10.28	5.72	25,472	1.80	1.24	305 [g]
September 30, 2012	8.77	.14	.98	1.12	(.08)	—	(.08)	—	9.81	12.86	25,916	1.82	1.46	278 [g]
September 30, 2011	9.02	.13	(.11) [h]	.02	(.27)	—	(.27)	— [d,e]	8.77	.09	26,068	1.82	1.36	288 [g]

Class C
March 31, 2016**	$10.35	.04	.14	.18	(.06)	(.58)	(.64)	—	$9.89	1.77*	$105,632	.90*	.38*	276* [f]
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	—	10.35	.97	79,407	1.77	.66	559 [f]
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	—	11.02	8.55	60,957	1.78	1.08	583 [f]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	—	10.25	5.74	51,129	1.80	1.24	305 [g]
September 30, 2012	8.75	.14	.98	1.12	(.09)	—	(.09)	—	9.78	12.80	48,885	1.82	1.46	278 [g]
September 30, 2011	8.99	.13	(.10) [h]	.03	(.27)	—	(.27)	— [d,e]	8.75	.22	43,703	1.82	1.38	288 [g]

Class M
March 31, 2016**	$10.35	.05	.15	.20	(.07)	(.58)	(.65)	—	$9.90	1.99*	$13,661	.77*	.50*	276* [f]
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	—	10.35	1.10	10,541	1.52	.91	559 [f]
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	—	11.03	8.82	10,057	1.53	1.33	583 [f]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	—	10.26	5.98	9,333	1.55	1.49	305 [g]
September 30, 2012	8.76	.16	.98	1.14	(.11)	—	(.11)	—	9.79	13.07	8,011	1.57	1.71	278 [g]
September 30, 2011	9.00	.15	(.10) [h]	.05	(.29)	—	(.29)	— [d,e]	8.76	.43	7,505	1.57	1.62	288g

Class R
March 31, 2016**	$10.73	.06	.16	.22	(.08)	(.58)	(.66)	—	$10.29	2.12*	$6,796	.65*	.62*	276* [f]
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	—	10.73	1.38	5,256	1.27	1.16	559 [f]
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	—	11.40	9.07	5,786	1.28	1.58	583 [f]
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	—	10.60	6.26	4,461	1.30	1.74	305 [g]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	—	(.13)	—	10.11	13.51	3,933	1.32	1.95	278 [g]
September 30, 2011	9.27	.18	(.11) [h]	.07	(.31)	—	(.31)	— [d,e]	9.03	.68	3,582	1.32	1.88	288 [g]

Class R5
March 31, 2016**	$10.49	.09	.16	.25	(.11)	(.58)	(.69)	—	$10.05	2.46*	$935	.37*	.92*	276* [f]
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	—	10.49	1.98	237.73		1.71	559 [f]
September 30, 2014	10.38	.24 i	.76	1.00	(.22)	—	(.22)	—	11.16	9.68	316.74		2.20 i	583 [f]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	—	10.38	6.87	11.74		2.30	305 [g]
September 30, 2012†	9.57	.05	.33	.38	(.05)	—	(.05)	—	9.90	3.93*	10	.19*	.55*	278 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 91

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class R6
March 31, 2016**	$10.50	.10	.15	.25	(.12)	(.58)	(.70)	—	$10.05	2.39*	$52,097	.33*	.95*	276* [f]
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	—	10.50	2.04	16,011.66		1.80	559 [f]
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	—	11.17	9.80	3,256.67		2.21	583 [f]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	—	10.38	6.94	2,981.67		2.20	305 [g]
September 30, 2012†	9.57	.06	.32	.38	(.05)	—	(.05)	—	9.90	3.94*	10	.17*	.57*	278 [g]

Class Y
March 31, 2016**	$10.50	.09	.15	.24	(.11)	(.58)	(.69)	—	$10.05	2.32*	$179,708	.40*	.87*	276* [f]
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	—	10.50	1.92	133,945.77		1.66	559 [f]
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	—	11.17	9.69	77,419.78		2.07	583 [f]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	—	10.38	6.80	66,787.80		2.27	305 [g]
September 30, 2012	8.86	.23	.99	1.22	(.18)	—	(.18)	—	9.90	13.89	93,814.82		2.46	278 [g]
September 30, 2011	9.10	.21	(.09) [h]	.12	(.36)	—	(.36)	— [d,e]	8.86	1.21	80,371.82		2.26	288 [g]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	640%

September 30, 2012	720

September 30, 2011	739

h The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

i The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 93

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

94 Dynamic Asset Allocation Conservative Fund

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Dynamic Asset Allocation Conservative Fund 95

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

96 Dynamic Asset Allocation Conservative Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments

Dynamic Asset Allocation Conservative Fund 97

between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The

98 Dynamic Asset Allocation Conservative Fund

Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $107,161 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,063,134 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,741,352 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $12,496,518 and the value of securities loaned amounted to $12,227,944.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected

Dynamic Asset Allocation Conservative Fund 99

to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,062,479,684, resulting in gross unrealized appreciation and depreciation of $45,351,833 and $26,512,321, respectively, or net unrealized appreciation of $18,839,512.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

100 Dynamic Asset Allocation Conservative Fund

Putnam Management has agreed to reimburse the fund $533 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$427,369	Class R5	304

Class B	17,745	Class R6	6,630

Class C	80,258	Class Y	138,939

Class M	10,602	Total	$687,005

Class R	5,158

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,648 under the expense offset arrangements and by $2,707 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $548, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

Dynamic Asset Allocation Conservative Fund 101

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$600,772	Class M	44,627

Class B	99,852	Class R	14,510

Class C	450,417	Total	$1,210,178

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $89,459 and $3,289 from the sale of class A and class M shares, respectively, and received $5,964 and $1,511 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$2,066,723,878	$1,956,540,500

U.S. government securities (Long-term)	—	—

Total	$2,066,723,878	$1,956,540,500

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	6,894,602	$69,875,590	10,433,744	$114,180,436

Shares issued in connection with
reinvestment of distributions	2,943,376	29,477,534	3,094,617	33,226,654

	9,837,978	99,353,124	13,528,361	147,407,090

Shares repurchased	(4,716,118)	(47,755,386)	(7,948,367)	(86,460,499)

Net increase	5,121,860	$51,597,738	5,579,994	$60,946,591

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	210,339	$2,102,641	361,289	$3,897,094

Shares issued in connection with
reinvestment of distributions	116,120	1,153,166	143,683	1,528,584

	326,459	3,255,807	504,972	5,425,678

Shares repurchased	(298,545)	(3,008,785)	(642,644)	(6,974,617)

Net increase (decrease)	27,914	$247,022	(137,672)	(1,548,939)

102 Dynamic Asset Allocation Conservative Fund

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,358,293	$33,431,298	2,815,331	$30,315,444

Shares issued in connection with
reinvestment of distributions	499,843	4,942,269	403,092	4,273,555

	3,858,136	38,373,567	3,218,423	34,588,999

Shares repurchased	(857,735)	(8,574,402)	(1,073,489)	(11,543,665)

Net increase	3,000,401	$29,799,165	2,144,934	$23,045,334

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	436,889	$4,409,130	219,123	$2,363,540

Shares issued in connection with
reinvestment of distributions	74,489	737,399	66,838	709,626

	511,378	5,146,529	285,961	3,073,166

Shares repurchased	(150,176)	(1,517,975)	(179,786)	(1,943,843)

Net increase	361,202	$3,628,554	106,175	$1,129,323

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	265,630	$2,735,272	609,426	$6,797,197

Shares issued in connection with
reinvestment of distributions	27,950	287,367	44,722	492,268

	293,580	3,022,639	654,148	7,289,465

Shares repurchased	(122,866)	(1,268,189)	(671,888)	(7,378,744)

Net increase (decrease)	170,714	$1,754,450	(17,740)	$(89,279)

	Six months ended 3/31/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	70,264	$687,190	4,793	$51,870

Shares issued in connection with
reinvestment of distributions	1,844	18,485	1,698	18,282

	72,108	705,675	6,491	70,152

Shares repurchased	(1,567)	(15,707)	(12,221)	(134,619)

Net increase (decrease)	70,541	$689,968	(5,730)	$(64,467)

	Six months ended 3/31/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	3,727,702	$37,456,300	1,599,415	$17,410,389

Shares issued in connection with
reinvestment of distributions	158,050	1,586,246	49,938	538,724

	3,885,752	39,042,546	1,649,353	17,949,113

Shares repurchased	(228,225)	(2,321,794)	(415,623)	(4,482,101)

Net increase	3,657,527	$36,720,752	1,233,730	$13,467,012

Dynamic Asset Allocation Conservative Fund 103

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,312,887	$105,892,072	10,873,189	$118,429,397

Shares issued in connection with
reinvestment of distributions	861,505	8,652,639	591,920	6,378,605

	11,174,392	114,544,711	11,465,109	124,808,002

Shares repurchased	(6,055,549)	(62,535,234)	(5,635,927)	(61,453,585)

Net increase	5,118,843	$52,009,477	$5,829,182	$63,354,417

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,267	1.4%	$12,733

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$47,928,518	$111,703,320	$65,406,795	$85,093	$94,225,043

Putnam Short Term
Investment Fund*	142,811,978	59,434,969	26,467,458	273,551	175,779,489

Totals	$190,740,496	$171,138,289	$91,874,253	$358,644	$270,004,532

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

104 Dynamic Asset Allocation Conservative Fund

Futures contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$102,300,000

Centrally cleared interest rate swap contracts (notional)	$190,400,000

OTC total return swap contracts (notional)	$66,300,000

OTC credit default contracts (notional)	$6,100,000

Centrally cleared credit default contracts (notional)	$80,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$860,760*	depreciation	$908,657*

Foreign exchange
contracts	Receivables	1,015,778	Payables	1,673,087

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	433,600*	depreciation	4,173,620*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,500,358*	depreciation	1,821,479*

Total		$3,810,496		$8,576,843

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$475,034	$475,034

Foreign exchange contracts	—	(449,019)	—	(449,019)

Equity contracts	519,546	—	2,002,462	2,522,008

Interest rate contracts	4,157,887	—	(43,746)	4,114,141

Total	$4,677,433	$(449,019)	$2,433,750	$6,662,164

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(31,885)	$(31,885)

Foreign exchange contracts	—	(561,461)	—	(561,461)

Equity contracts	(3,508,848)	—	(1,902,067)	(5,410,915)

Interest rate contracts	(1,063,359)	—	180,016	(883,343)

Total	$(4,572,207)	$(561,461)	$(1,753,936)	$(6,887,604)

Dynamic Asset Allocation Conservative Fund 105

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$57,887	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$57,887

OTC Total return swap contracts*#	—	5,690	—	335,124	—	—	—	—	—	—	—	—	—	—	—	340,814

OTC Credit default contracts*#	—	—	—	—	87,807	—	37,343	—	—	13,874	—	—	—	—	—	139,024

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	755,739	—	—	—	—	755,739

Forward currency contracts#	55,497	145,214	—	141,257	85,814	40,437	160,731	8,076	77,924	—	—	115,980	43,751	131,368	9,729	1,015,778

Total Assets	$55,497	$150,904	$57,887	$476,381	$173,621	$40,437	$198,074	$8,076	$77,924	$13,874	$755,739	$115,980	$43,751	$131,368	$9,729	$2,309,242

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	46,763	—	—	—		—	—	—	—	—	—	—	—	46,763

OTC Total return swap contracts*#	—	8,617	—	2,148,986	6,673	—	21,461	—	—	—	—	—	—	—	—	2,185,737

OTC Credit default contracts*#	10,451	—	—	—	327,965	—	137,800	—	—	71,917	—	—	—	—	—	548,133

Centrally cleared credit default contracts§	—	—	7,368	—	—	—	—	—	—	—	—	—	—	—	—	7,368

Futures contracts§	—	—	—	—	—	—	—	—	—	—	188,556	—	—	—	—	188,556

Forward currency contracts#	189,126	102,903	—	269,311	143,831	46,371	198,014	35,947	317,873	—	—	152,432	77,180	18,959	121,140	1,673,087

Total Liabilities	$199,577	$111,520	$54,131	$2,418,297	$478,469	$46,371	$357,275	$35,947	$317,873	$71,917	$188,556	$152,432	$77,180	$18,959	$121,140	$4,649,644

Total Financial and Derivative Net Assets	$(144,080)	$39,384	$3,756	$(1,941,916)	$(304,848)	$(5,934)	$(159,201)	$(27,871)	$(239,949)	$(58,043)	$567,183	$(36,452)	$(33,429)	$112,409	$(111,411)	$(2,340,402)

Total collateral received (pledged)†##	$(110,989)	$—	$—	$(1,829,468)	$(289,950)	$—	$(159,201)	$—	$(219,976)	$—	$—	$(36,452)	$—	$107,161	$—

Net amount	$(33,091)	$39,384	$3,756	$(112,448)	$(14,898)	$(5,934)	$—	$(27,871)	$(19,973)	$(58,043)	$567,183	$—	$(33,429)	$5,248	$(111,411)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

106 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
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putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016